UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-4946

THOMPSON IM FUNDS, INC.
(Exact name of registrant as specified in charter)

1255 Fourier Drive, Suite 200

Madison, Wisconsin 53717
(Address of principal executive offices)--(Zip code)

Jason L. Stephens

Chief Executive Officer
Thompson IM Funds, Inc.
1255 Fourier Drive, Suite 200

Madison, Wisconsin 53717
(Name and address of agent for service)

With a copy to:

Matthew C. Vogel, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Registrant's telephone number, including area code: (608) 827-5700

Date of fiscal year end: November 30, 2023

Date of reporting period: November 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Item 1(a):

ANNUAL REPORT
November 30, 2023

THOMPSON
LARGECAP FUND®
(THPGX)

THOMPSON
MIDCAP FUND®
(THPMX)

THOMPSON
BOND FUND®
(THOPX)

THOMPSON IM FUNDS, INC.
SMART INVESTING STARTS HERE®

Telephone: 1-800-999-0887
www.thompsonim.com

THOMPSON IM FUNDS, INC.

ANNUAL REPORT TO SHAREHOLDERS

NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, investment styles, market sectors, interest rates, economic trends and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, other factors bearing on these reports include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the Advisor or portfolio manager and the ability of the Advisor or portfolio manager to implement its strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

THOMPSON IM FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

November 30, 2023

CONTENTS

Page(s)
LargeCap Fund
Investment review	2-4
Schedule of investments	5-8

MidCap Fund
Investment review	9-11
Schedule of investments	12-16

Bond Fund
Investment review	17-20
Schedule of investments	21-30

Fund Expense Examples	31

Financial Statements
Statements of assets and liabilities	32
Statements of operations	33
Statements of changes in net assets	34
Notes to financial statements	35-41
Financial highlights	42-44

Report of Independent Registered Public Accounting Firm	45

Directors and Officers	46-47

Additional Information	48-51

This report contains information for existing shareholders of Thompson IM Funds, Inc.

It does not constitute an offer to sell. This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund Prospectus, which contains information about the Funds’ objectives and policies, risks, management, expenses and other information.

A Prospectus can be obtained by calling 1-800-999-0887.

Please read your Prospectus carefully.

LARGECAP FUND INVESTMENT REVIEW (Unaudited)

November 30, 2023

Portfolio Managers

James T. Evans, CFA

Jason L. Stephens, CFA

Performance

The LargeCap Fund produced a total return of 7.38% for the fiscal year ended November 30, 2023, as compared to its benchmark, the S&P 500 Index, which returned 13.84%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/23
	1 Year	3 Year	5 Year	10 Year
Thompson LargeCap Fund	7.38%	8.50%	10.86%	9.46%
S&P 500 Index	13.84%	9.76%	12.51%	11.82%

Gross Expense Ratio as of 03/31/23 was 1.16%.

Net Expense Ratio after reimbursement as of 03/31/23 was 0.99%*

*	The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the LargeCap Fund through March 31, 2024, so that the annual operating expenses of the Fund do not exceed 0.99% of its average daily net assets. Net expense ratios are current as of the most recent Prospectus and are applicable to investors.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Thompson Investment Management, Inc. S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”). The Thompson IM Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates, and none of S&P Dow Jones Indices LLC, Dow Jones, S&P nor their respective affiliates make any representation regarding the advisability of investing in such products.

See Notes to Financial Statements.

LARGECAP FUND INVESTMENT REVIEW (Unaudited) (Continued)

November 30, 2023

Management Commentary

Coming into the fiscal year, we expected investors to be focused on the trajectory of interest rates and whether tightening monetary conditions would tip the U.S. economy into a recession. Fears that the Federal Reserve may have raised rates too fast were exacerbated after a handful of banks experienced a run on their deposits. The worst effects so far appear to have been limited to banks that severely mismanaged their exposure to interest-rate risk. Here the FDIC was compelled to intervene before selling either the bank or its assets off to healthier banks.

We believe these events pushed investors into stocks that performed well during the last recession and had the perception of “safety”, namely mega-cap growth and technology companies. This created a narrowing market where a smaller and smaller number of companies generated a growing percentage of index returns and market capitalization. Five S&P 500 sectors actually produced negative investment returns during the fiscal year, while the Information Technology sector alone was up over 41%. This concentrated performance (we are choosing not to chase technology stocks with what we believe are already-high valuations), along with the Fund’s selection of stocks in the Financials sector, accounted for the Fund’s lag during the period.

Despite the negative impact our sector positioning had on the Fund during the fiscal year, we believe it should position shareholders for better relative returns over a longer time horizon. The Fund was able to take advantage of investors indiscriminately selling bank stocks, which allowed us to buy more shares in what we view as quality banks trading at a deep discount. Consistent with our Growth at a Reasonable Price (GARP) strategy, we will continue to generally avoid certain mega-cap growth stocks trading at what we consider premium valuations. Even if these companies post strong growth going forward, we think that growth is likely already priced into their current stock price. If they don’t grow at the rate investors expect, the downside risk is potentially enormous. If we can succeed in avoiding investments with this return distribution, it should be accretive to performance over the long term.

Even though the U.S. economy appears to have avoided a recession thus far, there is still a fair amount of uncertainty as to whether or not one will begin in 2024. While we expect the potential of a recession to be an overhang on the market in the near term, we believe our portfolio has the potential to provide competitive returns on a relative basis due to its lower relative valuation and earnings-growth potential.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in American Depositary Receipts (“ADRs”) are subject to some extent to the risks associated with directly investing in securities of foreign issuers, including the risk of changes in currency exchange rates, expropriation or nationalization of assets, and the impact of political, diplomatic, or social events. Investments in real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, and tax and other laws. A real estate investment trust’s (REIT’s) share price may decline because of adverse developments affecting the real estate industry.

Please refer to the Schedule of Investments on page 5 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year. It is not a prediction of the Fund’s future returns.

See Notes to Financial Statements.

LARGECAP FUND INVESTMENT REVIEW (Unaudited) (Continued)

November 30, 2023
Sector Weightings at 11/30/23

Top 10 Equity Holdings at 11/30/23
Company	Industry	% of Fund’s Net Assets
Alphabet Inc. Class A	Interactive Media & Services	4.84%
Microsoft Corp.	Software	4.68%
Apple Inc.	Technology Hardware, Storage & Peripherals	3.05%
Qualcomm Inc.	Semiconductors & Semiconductor Equipment	2.93%
JPMorgan Chase & Co.	Banks	2.46%
Bank of America Corp.	Banks	2.24%
Warner Bros. Discovery, Inc.	Entertainment	2.22%
The Charles Schwab Corp.	Capital Markets	2.19%
Visa Inc. Class A	Financial Services	2.15%
Citigroup Inc.	Banks	2.15%

As of November 30, 2023, 99.9% of the Fund’s net assets were in equity and short-term investments.

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS

November 30, 2023
	Shares	Value
COMMON STOCKS - 99.9%		$158,639,216
(COST $124,597,901)

Communication Services - 12.6%		20,028,152
Entertainment - 4.3%
Electronic Arts Inc.	11,925	1,645,769
The Walt Disney Co. (a)	17,550	1,626,710
Warner Bros. Discovery, Inc. (a)	337,200	3,523,740
Interactive Media & Services - 6.9%
Alphabet Inc. Class A (a)	58,000	7,686,740
Meta Platforms, Inc. Class A (a)	10,000	3,271,500
Media - 1.4%
Paramount Global Class B	158,225	2,273,693

Consumer Discretionary - 5.4%		8,646,347
Broadline Retail - 1.4%
eBay Inc.	55,070	2,258,421
Distributors - 1.3%
LKQ Corp.	46,050	2,050,607
Hotels, Restaurants & Leisure - 0.7%
Starbucks Corp.	10,975	1,089,817
Household Durables - 1.0%
TopBuild Corp. (a)	5,365	1,586,860
Leisure Products - 0.6%
Topgolf Callaway Brands Corp. (a)	75,775	929,002
Specialty Retail - 0.4%
Chewy, Inc. Class A (a)	42,000	731,640

Consumer Staples - 7.1%		11,201,761
Consumer Staples Distribution - 4.6%
Performance Food Group Co. (a)	36,975	2,405,224
Target Corp.	16,110	2,155,679
Walgreens Boots Alliance, Inc.	138,575	2,763,186
Food Products - 1.0%
Tyson Foods, Inc. Class A	33,275	1,558,601
Household Products - 1.5%
Kimberly-Clark Corp.	18,743	2,319,071

Energy - 2.6%		4,166,810
Oil, Gas & Consumable Fuels - 2.6%
Cheniere Energy, Inc.	10,000	1,821,500
Chevron Corp.	6,695	961,402
Exxon Mobil Corp.	13,470	1,383,908

Financials - 24.1%		38,347,723
Banks - 9.4%
Bank of America Corp.	116,375	3,548,274
Citigroup Inc.	73,875	3,405,637
Citizens Financial Group, Inc.	31,275	852,869
JPMorgan Chase & Co.	25,020	3,905,122
PNC Financial Services Group, Inc.	9,945	1,332,232
Wells Fargo & Co.	42,275	1,885,042

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Continued)

November 30, 2023
	Shares	Value
COMMON STOCKS (continued)

Financials (continued)
Capital Markets - 6.3%
Intercontinental Exchange, Inc.	13,575	$1,545,378
Northern Trust Corp.	27,160	2,152,430
State Street Corp.	39,525	2,878,210
The Charles Schwab Corp.	56,600	3,470,712
Consumer Finance - 2.1%
Bread Financial Holdings Inc.	62,024	1,742,874
Discover Financial Services	17,795	1,654,935
Financial Services - 6.2%
Fiserv, Inc. (a)	24,699	3,225,936
PayPal Holdings, Inc. (a)	56,160	3,235,378
Visa Inc. Class A	13,280	3,408,710
Insurance - 0.1%
F&G Annuities & Life, Inc.	2,548	103,984

Health Care - 16.6%		26,396,166
Biotechnology - 3.3%
AbbVie Inc.	12,425	1,769,196
Amgen Inc.	5,750	1,550,430
Exact Sciences Corp. (a)	31,175	1,995,200
Health Care Equipment & Supplies - 1.5%
Abbott Laboratories	7,775	810,855
GE HealthCare Technologies Inc.	24,050	1,646,463
Health Care Providers & Services - 6.8%
CVS Health Corp.	42,150	2,864,093
HCA Healthcare, Inc.	6,400	1,603,072
McKesson Corp.	3,260	1,534,026
The Cigna Group	6,275	1,649,572
UnitedHealth Group Inc.	5,600	3,096,632
Pharmaceuticals - 5.0%
Bristol-Myers Squibb Co.	28,125	1,388,812
Johnson & Johnson	10,350	1,600,731
Merck & Co., Inc.	14,700	1,506,456
Pfizer Inc.	72,275	2,202,219
Viatris Inc.	128,367	1,178,409

Industrials - 4.9%		7,719,132
Aerospace & Defense - 0.9%
General Dynamics Corp.	5,975	1,475,646
Air Freight & Logistics - 1.0%
FedEx Corp.	5,800	1,501,214
Electrical Equipment - 1.2%
Generac Holdings Inc. (a)	15,625	1,829,219
Machinery - 1.8%
Kornit Digital Ltd. (a)	156,700	2,913,053

Information Technology - 24.4%		38,674,456
Communications Equipment - 2.6%
Calix, Inc. (a)	19,450	750,575
Cisco Systems, Inc.	40,910	1,979,226
Lumentum Holdings Inc. (a)	16,825	720,110
Viavi Solutions Inc. (a)	83,735	676,579

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Continued)

November 30, 2023
	Shares	Value
COMMON STOCKS (continued)

Information Technology (continued)
Electronic Equipment, Instruments & Components - 2.7%
Coherent Corp. (a)	71,500	$2,630,485
Keysight Technologies, Inc. (a)	12,475	1,695,228
Semiconductors & Semiconductor Equipment - 7.8%
Analog Devices, Inc.	10,000	1,833,800
Infineon Technologies A.G. ADR	63,775	2,468,092
Marvell Technology, Inc.	26,875	1,497,744
NXP Semiconductors N.V.	9,150	1,867,332
Qualcomm Inc.	36,005	4,646,445
Software - 8.2%
Adobe Inc. (a)	2,550	1,558,075
CrowdStrike Holdings, Inc. Class A (a)	5,900	1,398,241
Microsoft Corp.	19,586	7,421,331
Oracle Corp.	23,175	2,693,167
Technology Hardware, Storage & Peripherals - 3.1%
Apple Inc.	25,470	4,838,026

Materials - 1.4%		2,191,617
Metals & Mining - 1.4%
Freeport-McMoRan Inc.	58,725	2,191,617

Real Estate - 0.8%		1,267,052
Real Estate Management & Development - 0.8%
Colliers Int'l. Group Inc.	12,175	1,267,052

SHORT-TERM INVESTMENTS - 0.0%^		494
(COST $494)

Money Market Funds - 0.0%^		494
First American Government Obligations Fund Class X, 5.29% (b)	494	494

TOTAL INVESTMENTS - 99.9% (COST $124,598,395)		158,639,710

NET OTHER ASSETS AND LIABILITIES - 0.1%		101,318

NET ASSETS - 100.0%		$158,741,028
(a)	Non-income producing security.
(b)	Represents the 7-day yield at November 30, 2023.
^	Rounds to 0.0%.

Abbreviations:

ADR	American Depositary Receipt
A.G.	Aktiengesellschaft is the German term for a public limited liability corporation.
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”) and is licensed for use by Thompson Investment Management, Inc. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any warranties with respect there to or the results to be obtained by the use thereof, and no such party shall have any liability whatsoever with respect thereto.

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Continued)

November 30, 2023

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication services	$20,028,152	$ –	$ –	$20,028,152
Consumer discretionary	8,646,347	–	–	8,646,347
Consumer staples	11,201,761	–	–	11,201,761
Energy	4,166,810	–	–	4,166,810
Financials	38,347,723	–	–	38,347,723
Health care	26,396,166	–	–	26,396,166
Industrials	7,719,132	–	–	7,719,132
Information technology	38,674,456	–	–	38,674,456
Materials	2,191,617	–	–	2,191,617
Real Estate	1,267,052	–	–	1,267,052
Total common stocks	158,639,216	–	–	158,639,216
Short-term investments
Money market funds	494	–	–	494
Total short-term investments	494	–	–	494
Total investments	$158,639,710	$ –	$ –	$158,639,710

The Fund did not invest in any level-3 investments as of and during the fiscal year ended November 30, 2023.

For more information on valuation inputs, see financial statement Note 2 - Significant Accounting Policies.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited)

November 30, 2023

Portfolio Managers

James T. Evans, CFA

Jason L. Stephens, CFA

Performance

The MidCap Fund produced a total return of -0.47% for the fiscal year ended November 30, 2023, as compared to its benchmark, the Russell Midcap Index, which returned 2.94%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/23
	1 Year	3 Year	5 Year	10 Year
Thompson MidCap Fund	-0.47%	6.78%	8.13%	6.79%
Russell Midcap Index	2.94%	4.91%	8.72%	8.93%

Gross Expense Ratio as of 03/31/23 was 1.38%.

Net Expense Ratio after reimbursement as of 03/31/23 was 1.15%.*

*	The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the MidCap Fund through March 31, 2024, so that the annual operating expenses of the Fund do not exceed 1.15% of its average daily net assets. Net expense ratios are current as of the most recent Prospectus and are applicable to investors.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index based on total market capitalization. You cannot directly invest in an index.

FTSE Russell is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. “FTSE®” and “Russell®” are trademarks of the London Stock Exchange Group.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)

November 30, 2023

Management Commentary

Performance of the Fund relative to its Russell Midcap Index benchmark fluctuated throughout the fiscal year. Ultimately, most of the lag occurred in the final three months of that period. The primary culprit was poor performance from stocks held by the portfolio in the Consumer Discretionary and Financials sectors. Still, the Fund has outperformed its benchmark by 6.30% on a cumulative basis for the last 3 years ended November 30, 2023. While we feel that near-term performance is likely to be choppy in the face of a possible recession in 2024, we believe the Fund has the potential to remain competitive over the next 3 years.

Investors seem to be acutely focused on the risk and timing of a potential recession—to an excessive degree, in our view. While we of course acknowledge that these events can dramatically influence stock trajectories in the short-term, we also believe that over-preparing can be counterproductive, especially if the economy manages to avoid a significant dip. Instead, given our longer-term perspective we think it’s more important to look to fundamentals when we consider what stocks might do over the next 2-5 years as we move further into the next economic cycle. We seek to position the Fund accordingly.

When we apply that framework, we can’t help but think that there are areas of the market that are attractively priced right now. Many bank stocks, for example, were driven down to levels during March that made them interesting to us, and still haven’t fully recovered. To be sure, some banks did not appropriately manage the duration of their portfolios. However, many did, and industry capital ratios appear to be robust. We don’t know what these stocks will do in the near-term, but this may turn out to have been a buying opportunity when we look back a few years from now.

We believe this kind of perspective is important in this uncertain environment and ultimately serves the Fund better than trying to time quarter-to-quarter wiggles or predict Federal Reserve interest rate policy changes. Our investing time horizon is 2-5 years, and we think there are potentially interesting opportunities right now. Should a recession emerge and present even more opportunities, we’ll look to take advantage, much as we did 3 years ago.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Midcap companies tend to have more limited liquidity and greater volatility than large-capitalization companies. Investments in American Depositary Receipts (“ADRs”) are subject to some extent to the risks associated with directly investing in securities of foreign issuers, including the risk of changes in currency exchange rates, expropriation or nationalization of assets, and the impact of political, diplomatic, or social events. Investments in real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, and tax and other laws. A real estate investment trust’s (REIT’s) share price may decline because of adverse developments affecting the real estate industry.

Please refer to the Schedule of Investments on page 12 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)

November 30, 2023
Sector Weightings at 11/30/23

Top 10 Equity Holdings at 11/30/23
Company	Industry	% of Fund’s Net Assets
Warner Bros. Discovery, Inc.	Entertainment	2.20%
Walgreens Boots Alliance, Inc.	Consumer Staples Distribution	2.19%
Performance Food Group Co.	Consumer Staples Distribution	2.13%
NXP Semiconductors N.V.	Semiconductors & Semiconductor Equipment	2.09%
Kornit Digital Ltd.	Machinery	2.05%
Take-Two Interactive Software, Inc.	Entertainment	1.99%
Coherent Corp.	Electronic Equipment, Instruments & Components	1.96%
Discover Financial Services	Consumer Finance	1.95%
Generac Holdings Inc.	Electrical Equipment	1.81%
Skechers U.S.A., Inc. Class A	Textiles, Apparel & Luxury Goods	1.79%

As of November 30, 2023, 99.9% of the Fund’s net assets were in equity and short-term investments.

See Notes to Financial Statements.

Midcap Fund Schedule of Investments

November 30, 2023
	Shares	Value
COMMON STOCKS - 99.8%		$50,361,210
(COST $43,744,333)

Communication Services - 4.2%		2,112,524
Entertainment - 4.2%
Take-Two Interactive Software, Inc. (a)	6,345	1,003,779
Warner Bros. Discovery, Inc. (a)	106,100	1,108,745

Consumer Discretionary - 10.7%		5,412,009
Distributors - 1.9%
LKQ Corp.	15,940	709,808
Pool Corp.	775	269,173
Hotels, Restaurants & Leisure - 0.9%
Noodles & Co. (a)	155,487	475,790
Household Durables - 2.0%
Newell Brands, Inc.	43,251	330,005
TopBuild Corp. (a)	2,265	669,942
Leisure Products - 1.6%
Topgolf Callaway Brands Corp. (a)	66,900	820,194
Specialty Retail - 1.6%
Chewy, Inc. Class A (a)	27,975	487,325
Duluth Holdings Inc. Class B (a)	60,725	304,232
Textiles, Apparel & Luxury Goods - 2.7%
Hanesbrands, Inc. (a)	52,655	191,664
Levi Strauss & Co. Class A	16,000	247,840
Skechers U.S.A., Inc. Class A (a)	15,380	906,036

Consumer Staples - 6.6%		3,307,247
Consumer Staples Distribution - 4.3%
Performance Food Group Co. (a)	16,500	1,073,325
Walgreens Boots Alliance, Inc.	55,345	1,103,579
Food Products - 1.0%
Tyson Foods, Inc. Class A	10,200	477,768
Household Products - 1.3%
Energizer Holdings, Inc.	21,160	652,575

Energy - 3.7%		1,878,098
Oil, Gas & Consumable Fuels - 3.7%
Cameco Corp.	9,090	417,413
Cheniere Energy, Inc.	4,700	856,105
Pioneer Natural Resources Co.	2,610	604,580

Financials - 18.6%		9,366,952
Banks - 7.0%
Associated Banc-Corp	42,308	750,544
Citizens Financial Group, Inc.	18,720	510,494
New York Community Bancorp, Inc.	47,621	448,114
PNC Financial Services Group, Inc.	4,330	580,047
Truist Financial Corp.	14,431	463,812
Zions Bancorporation, N.A.	21,655	771,568
Capital Markets - 5.0%
Intercontinental Exchange, Inc.	2,220	252,725
Northern Trust Corp.	11,360	900,280

See Notes to Financial Statements.

Midcap Fund Schedule of Investments (Continued)

November 30, 2023
	Shares	Value
COMMON STOCKS (continued)

Financials (continued)
Capital Markets (continued)
State Street Corp.	7,045	$513,017
The Charles Schwab Corp.	13,805	846,523
Consumer Finance - 3.6%
Bread Financial Holdings Inc.	28,775	808,578
Discover Financial Services	10,579	983,847
Financial Services - 1.6%
Fiserv, Inc. (a)	6,243	815,398
Mortgage Real Estate Investment Trusts (REITs) - 1.4%
Annaly Capital Management, Inc.	39,956	722,005

Health Care - 12.0%		6,056,944
Biotechnology - 3.1%
Exact Sciences Corp. (a)	11,465	733,760
Neurocrine Biosciences, Inc. (a)	7,275	848,192
Health Care Equipment & Supplies - 1.2%
Accelerate Diagnostics, Inc. (a)	10,390	44,885
Teleflex Inc.	2,490	561,968
Health Care Providers & Services - 3.1%
Acadia Healthcare Co., Inc. (a)	5,285	385,752
AMN Healthcare Services, Inc. (a)	7,875	533,925
Henry Schein, Inc. (a)	3,325	221,877
Premier, Inc. Class A	21,030	433,008
Pharmaceuticals - 4.6%
Bausch Health Cos., Inc. (a)	43,380	309,733
Green Thumb Industries Inc. (a)	48,150	505,094
Jazz Pharmaceuticals PLC (a)	5,220	617,161
Viatris Inc.	93,855	861,589

Industrials - 17.9%		9,044,820
Building Products - 3.5%
A.O. Smith Corp.	8,490	639,806
The AZEK Co Inc. (a)	17,915	617,888
Trane Technologies PLC	2,235	503,791
Commercial Services & Supplies - 1.0%
Steelcase Inc. Class A	41,145	506,495
Construction & Engineering - 2.2%
MasTec, Inc. (a)	9,590	581,538
Willscot Mobile Mini Holdings Corp. (a)	12,591	525,297
Electrical Equipment - 2.8%
Generac Holdings Inc. (a)	7,800	913,146
Regal Rexnord Corp.	4,215	504,957
Machinery - 5.7%
Hillenbrand, Inc.	10,565	409,288
Ingersoll-Rand Inc.	2,332	166,575
Kornit Digital Ltd. (a)	55,795	1,037,229
Mueller Water Products, Inc. Class A	30,225	401,690
SPX Technologies, Inc. (a)	2,830	241,427
Xylem, Inc.	6,144	645,919

See Notes to Financial Statements.

Midcap Fund Schedule of Investments (Continued)

November 30, 2023
	Shares	Value
COMMON STOCKS (continued)

Industrials (continued)
Professional Services - 2.7%
Equifax Inc.	2,750	$598,703
SS&C Technologies Holdings, Inc.	13,350	751,071

Information Technology - 14.5%		7,333,497
Communications Equipment - 3.6%
Calix, Inc. (a)	19,775	763,117
Lumentum Holdings Inc. (a)	12,115	518,522
Viavi Solutions Inc. (a)	66,001	533,288
Electronic Equipment, Instruments & Components - 3.0%
Coherent Corp. (a)	26,900	989,651
Keysight Technologies, Inc. (a)	3,955	537,445
Semiconductors & Semiconductor Equipment - 5.3%
Infineon Technologies A.G. ADR	22,420	867,654
Marvell Technology, Inc.	13,725	764,894
NXP Semiconductors N.V.	5,180	1,057,134
Software - 1.7%
CrowdStrike Holdings, Inc. Class A (a)	3,585	849,609
Technology Hardware, Storage & Peripherals - 0.9%
Pure Storage, Inc. Class A (a)	13,575	452,183

Materials - 3.6%		1,816,457
Containers & Packaging - 2.6%
Berry Global Group, Inc.	8,665	572,930
O-I Glass, Inc. (a)	51,165	755,195
Metals & Mining - 1.0%
Freeport-McMoRan Inc.	13,085	488,332

Real Estate - 6.9%		3,455,899
Diversified REITs - 0.9%
Global Net Lease, Inc. (a)	51,295	450,370
Health Care REITs - 0.9%
Omega Healthcare Investors, Inc.	14,760	468,630
Hotel & Resort REITs - 2.3%
Host Hotels & Resorts Inc.	32,125	561,224
Park Hotels & Resorts Inc.	39,100	579,853
Office REITs - 1.1%
Alexandria Real Estate Equities, Inc.	4,985	545,359
Real Estate Management & Development - 1.7%
Colliers Int'l. Group Inc.	5,375	559,376
FirstService Corp.	1,855	291,087

Utilities - 1.1%		576,763
Electric Utilities - 1.1%
Xcel Energy, Inc.	9,480	576,763

See Notes to Financial Statements.

Midcap Fund Schedule of Investments (Continued)

November 30, 2023
	Shares	Value
SHORT-TERM INVESTMENTS - 0.1%		$80,745
(COST $80,745)

Money Market Funds - 0.1%		80,745
First American Government Obligations Fund Class X, 5.29% (b)	80,745	80,745

TOTAL INVESTMENTS - 99.9% (COST $43,825,078)		50,441,955

NET OTHER ASSETS AND LIABILITIES - 0.1%		40,244

NET ASSETS - 100.0%		$50,482,199
(a)	Non-income producing security.
(b)	Represents the 7 day yield as of November 30, 2023.

Abbreviations:

ADR	American Depositary Receipt
A.G.	Aktiengesellschaft is the German term for a public limited liability corporation.
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Company

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”) and is licensed for use by Thompson Investment Management, Inc. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any warranties with respect there to or the results to be obtained by the use thereof, and no such party shall have any liability whatsoever with respect thereto.

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)

November 30, 2023

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2023:

	Level 1	Level 2	Level 3	Total
Common stocks
Communication services	$2,112,524	$ –	$ –	$2,112,524
Consumer discretionary	5,412,009	–	–	5,412,009
Consumer staples	3,307,247	–	–	3,307,247
Energy	1,878,098	–	–	1,878,098
Financials	9,366,952	–	–	9,366,952
Health care	6,056,944	–	–	6,056,944
Industrials	9,044,820	–	–	9,044,820
Information technology	7,333,497	–	–	7,333,497
Materials	1,816,457	–	–	1,816,457
Real estate	3,455,899	–	–	3,455,899
Utilities	576,763	–	–	576,763
Total common stocks	50,361,210	–	–	50,361,210
Short-term investments
Money market funds	80,745	–	–	80,745
Total short-term investments	80,745	–	–	80,745
Total investments	$50,441,955	$ –	$ –	$50,441,955

The Fund did not invest in any level-3 investments as of and during the fiscal year ended November 30, 2023.

For more information on valuation inputs, see financial statement Note 2 - Significant Accounting Policies.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited)

November 30, 2023

Portfolio Managers

James T. Evans, CFA

Jason L. Stephens, CFA

Performance

The Bond Fund produced a total return of 4.02% for the fiscal year ended November 30, 2023, as compared to its benchmark, the Bloomberg U.S. Government/Credit 1-5 Year Index, which returned 3.26%, and as compared to the Bloomberg U.S. Credit 1-5 Year Index, which returned 4.17%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/23

	1 Year	3 Year	5 Year	10 Year
Thompson Bond Fund	4.02%	1.23%	1.13%	2.05%
Bloomberg U.S. Gov’t./Credit 1-5 Year Index	3.26%	-1.10%	1.42%	1.23%
Bloomberg U.S. Credit 1-5 Year Index	4.17%	-0.65%	2.03%	1.79%

Gross Expense Ratio as of 03/31/23 was 0.73%.	30-Day SEC Yield as of 11/30/23 was 6.82%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may have been in effect. In the absence of such waivers, total return would have been reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Bloomberg U.S. Government/Credit 1-5 Year Index is a market-value-weighted index of all investment-grade bonds with maturities of more than one year and less than 5 years. The Bloomberg U.S. Credit 1-5 Year Index is a market-value-weighted index which includes virtually every major investment-grade rated corporate bond with 1-5 years remaining until maturity that serves as a supplementary benchmark. You cannot directly invest in an index.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)

November 30, 2023

Management Commentary

With the Federal Reserve appearing to be finishing up the current interest rate hiking cycle, we believe the Fund is well positioned to benefit on both an absolute and relative basis. The Fund had a 6.82% 30-day SEC yield at fiscal year-end, along with an even higher Yield-to-Worst. Absent changes in the yield curve or spreads, this is the pace at which the Fund generates income. If our view of the future is right, we believe the Fund could generate competitive returns in 2024 and beyond against both money market alternatives as well as longer-maturity fixed-income categories.

Going forward, we believe a key puzzle for investors to figure out is how the current inversion of the yield curve will resolve itself, especially between the 2- and 10-year maturities. For a while, investors seemed to assume that a Fed-induced recession would result in a rate-cutting cycle. While initially expected in the fall of 2023, the forward curve now implies that a cutting cycle would begin by May 2024. With enough cuts the 2-year yield would drop below the 10-year, although the absolute level of both rates would likely head lower. Money market funds would see the biggest decline in yields, rendering them far less attractive from a yield perspective than they currently are. Aggressive investors may try to time such cuts by extending the duration of their holdings in advance of rate cuts, essentially taking on more interest rate risk in search of greater returns.

The September and October timeframe in 2023 provided a glimpse of an alternative resolution of the curve’s inversion. Based on declining inflation numbers coupled with strong economic data, investors for a while seemed to conclude that the Fed would maintain interest rates “higher for longer” without a recession forcing the Fed to begin cutting. Thus, the inversion partially closed not because yields on the 2 year declined, but rather because yields on the 5-10 year portion of the curve rose. Under such a scenario money market funds would maintain their current generous yield, while investors of longer maturity bonds would likely lose money based on the duration of their holdings mixing negatively with higher rates. Perhaps if and when inflation demonstrated a steady state of 2% or less the Fed would be inclined to cut rates a few times to ensure monetary policy returned to a neutral status, but the overall effect would be expected to be small.

Accurately predicting which scenario unfolds can be lucrative for those who succeed, but we think most investors are better off hedging their bets with something in between either a money market fund or long duration bonds. In general, timing the exact wiggles of the yield curve is difficult enough without the added complications of this cycle with the impact of the pandemic and the unprecedented levels of stimulus. Some economists have theorized that the yield at which Fed policy should be considered “neutral” has fundamentally shifted higher based on the gradual decoupling of China/US trade, higher inflation and total indebtedness. These factors suggest that timing the normalization of the curve may depend more on luck than anything else.

Fortunately, the Bond Fund offers what we believe is a compelling alternative. The 6.82% 30-day SEC yield of the fund is well above the SEC yields of most, if not all, money market funds. And with the Fed likely finished raising rates, the modest interest rate risk being assumed with the Fund’s 1.64 duration is less likely to interfere with earning that yield. This suggests we are well positioned if the Fed keeps interest rates “higher for longer”.

Conversely, if the economy weakens and the Federal Reserve decides to cut rates, we believe the Fund has ample cushion among spreads to aid with returns. As of the fiscal year end, corporate bonds represented 57.89% of the Fund. They had an average option-adjusted spread of 446 basis points despite all but a handful of them being rated investment grade by one or more bond rating agencies. The option-adjusted spreads on the portfolio’s Asset-Backed Securities (ABS) and Commercial Mortgage-Backed Securities (CMBS) bonds are more difficult to quantify given the inherent assumptions needed for payment speeds, but we believe they are clearly higher than those of the corporate bonds. All together these categories represent 95.02% of Fund assets as of the end of the fiscal year, suggesting the portfolio likely has plenty of spread attached to its holdings. The income associated with extra spread would be expected to help cover a portion of any relative performance gaps created by declining Treasury yields, as well as aiding in absolute returns.

Looking forward, we feel shareholders are positioned to enjoy competitive returns under most reasonable scenarios. Given the uncertainty in economic and interest rate outcomes, we feel this provides a compelling investment argument for the Fund. We look forward to enjoying those returns in 2024 and beyond alongside our fellow shareholders.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Investments in bonds of foreign issuers involve greater volatility, political and economic risks, and differences in accounting methods. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)

November 30, 2023

Please refer to the Schedule of Investments on page 21 of this report for holdings information. The management commentary above as well as Fund holdings should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings are subject to change.

The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

Basis Point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Option-Adjusted Spread (OAS) is the measurement of the spread of a fixed-income security rate and the risk-free rate of return (e.g., a corporate U.S. Treasury security), which is then adjusted to take into account an embedded option.

SEC Yield is a standardized yield computed by dividing the net investment income per share earned during the 30-day period prior to quarter-end and was created to allow for fairer comparisons among bond funds.

Yield Curve: A line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)

November 30, 2023

Although the makeup of the Bond Fund’s portfolio is constantly changing, as of November 30, 2023, 57.89% of the Fund’s portfolio was invested in corporate bonds. Due to prevailing market conditions, the percentage of corporate bonds held in the Fund’s portfolio over the past 5 years has generally equaled or exceeded the percentage of corporate bonds held in the Fund’s portfolio as of that date. In addition, as of that date 19.17% of the Fund’s portfolio was invested in securities rated BBB by Standard & Poor’s, while an additional 7.66% of the Fund’s portfolio was rated below investment-grade and 63.71% of the Fund’s portfolio was not rated by Standard & Poor’s. Additional information regarding the ratings of securities held in the Fund’s portfolio, including information pertaining to securities that have not been rated by Standard & Poor’s but have been rated by another Nationally Recognized Statistical Credit Rating Organization, is reflected in the quality composition table below. For portfolio information current as of the most recent quarter-end, please call 1-800-999-0887 or visit our website at www.thompsonim.com. Compared to a portfolio that is more evenly allocated between government and corporate bonds, a portfolio that is heavily allocated to corporate bonds may provide higher returns but is also subject to greater levels of credit and liquidity risk and to greater price fluctuations. A portfolio that is significantly allocated to bonds having lower and below-investment-grade ratings may also be subject to greater levels of credit and liquidity risk and experience greater price fluctuations than a portfolio comprised of higher-rated investment-grade bonds.

Asset Allocation at 11/30/23
(Includes cash equivalents)
% of Total Investments
Corporate Bonds	57.89%
Asset-Backed Securities	19.73%
Commercial Mortgage-Backed Securities	17.40%
U.S. Government Agency Mortgage-Backed Securities	2.86%
U.S. Government & Agency Securities	2.07%
Taxable Municipal Bonds	0.02%
Residential Mortgage-Backed Securities	0.01%
Convertible Bonds	0.01%
Money Market Funds	0.01%
100.00%
Quality Composition at 11/30/23^
(Includes cash equivalents)
% of Total Investments
U.S. Government & Agency Issues	4.93%
AAA	0.78%
AA	1.27%
A	18.92%
BBB	54.89%
BB and Below	18.24%
Not Rated	0.97%
100.00%

^ The Bond Fund’s quality composition is calculated using ratings from Standard & Poor’s. If Standard & Poor’s does not rate a holding then Moody’s is used. If Standard & Poor’s and Moody’s do not rate a holding then Fitch is used. For certain securities that are not rated by any of these three agencies, credit ratings from other Nationally Recognized Statistical Credit Rating Organization (NRSRO) agencies may be used. Not rated category includes holdings that are not rated by any NRSRO. All ratings are as of 11/30/23.

Top 10 Bond Holdings by Issuer at 11/30/23
% of Fund’s Net Assets
Lincoln National Corp.	2.82%
JPMBB Commercial Mortgage Securities Trust	2.43%
Reinsurance Group of America, Inc.	2.28%
Assured Guaranty US Holdings Inc.	2.23%
U.S. Treasury Bills	2.03%
WFRBS Commercial Mortgage Trust	1.92%
Morgan Stanley Bank of America Merrill Lynch Trust	1.92%
Coinstar Funding, LLC	1.87%
Wells Fargo Commercial Mortgage Trust	1.86%
TGIF Funding LLC	1.83%

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS

November 30, 2023
	Rate (%)	Maturity Date	Principal Amount	Value
BONDS - 96.3%				$1,178,277,181
(COST $1,459,063,613)

Asset-Backed Securities - 19.4%				237,391,667
AASET Trust, Series 2018-2A A (h)	4.454	11/18/38	379,063	329,622
AASET Trust, Series 2022-1A A (h)	6.000	05/16/47	6,121,824	5,810,897
American Airlines, Series 2017-1 A	4.000	08/15/30	215,483	189,535
Aqua Finance Trust, Series 2017-A C (h)	8.350	11/15/35	1,750,000	1,738,542
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A A (h)	4.213	12/16/41	4,065,334	3,743,237
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A B (h)	5.682	12/16/41	1,000,255	740,359
Business Jet Securities, LLC, Series 2022-1A A (h)	4.455	06/15/37	5,528,237	5,200,237
Business Jet Securities, LLC, Series 2022-1A B (h)	5.192	06/15/37	789,748	723,954
Castle Aircraft Securitization Trust, Series 2019-1A A (h)	3.967	04/15/39	2,883,628	2,523,269
Castle Aircraft Securitization Trust, Series 2021-1A B (h)	6.656	01/15/46	4,714,387	3,880,204
Coinstar Funding, LLC, Series 2017-1A A2 (h)	5.216	04/25/47	26,455,825	22,867,365
DCAL Aviation Finance Ltd., Series 2015-1A A1 (c)(f)(h)	6.213	02/15/40	934,615	626,057
ECAF I Ltd., Series 2015-1A A2 (h)(i)	4.947	06/15/40	8,296,531	5,185,730
ECAF I Ltd., Series 2015-1A B1 (h)(i)	5.802	06/15/40	19,177,362	4,890,227
GAIA Aviation Ltd. (TAILWIND), Series 2019-1 B (h)	5.193	12/15/44	2,888,439	2,368,520
Harley Marine Financing LLC, Series 2018-1A A2 (c)(h)	6.682	05/15/43	12,442,091	12,254,054
HOA Funding LLC, Series 2021-1A A2 (h)	4.723	08/20/51	12,707,500	9,852,570
Horizon Aircraft Finance I Ltd., Series 2018-1 B (h)(i)	5.270	12/15/38	2,702,399	1,486,206
Horizon Aircraft Finance II Ltd., Series 2019-1 A (h)	3.721	07/15/39	3,001,015	2,622,281
Icon Brand Holdings LLC, Series 2012-1A A (h)(i)	4.229	01/25/43	7,009,399	1,892,538
JOL Air Limited, Series 2019-1 B (h)	4.948	04/15/44	854,855	647,108
KDAC Aviation Finance Ltd., Series 2017-1A A (h)	4.212	12/15/42	2,085,017	1,751,497
KDAC Aviation Finance Ltd., Series 2017-1A B (h)	5.926	12/15/42	17,132,629	10,110,821
Kestrel Aircraft Funding Ltd., Series 2018-1A A (h)	4.250	12/15/38	1,548,503	1,338,835
Kestrel Aircraft Funding Ltd., Series 2018-1A B (h)	5.500	12/15/38	2,691,017	1,861,454
Labrador Aviation Finance Ltd., Series 2016-1A B1 (h)	5.682	01/15/42	33,166,314	21,062,042
MACH 1 Cayman Ltd., Series 2019-1 B (h)	4.335	10/15/39	4,341,879	3,083,342
MAPS Ltd., Series 2018-1A B (h)	5.193	05/15/43	1,144,379	806,501
ME Funding, LLC, Series 2019-1 A2 (h)	6.448	07/30/49	22,080,000	21,659,398
Merlin Aviation Holdings DAC, Series 2016-1 A (h)	4.500	12/15/32	2,038,925	1,748,543
Merlin Aviation Holdings DAC, Series 2016-1 B (f)(h)	6.500	12/15/32	1,128,170	741,654
METAL LLC, Series 2017-1 A (h)	4.581	10/15/42	13,678,816	8,295,108
METAL LLC, Series 2017-1 B (h)	6.500	10/15/42	26,657,035	10,669,745
Mosaic Solar Loans, LLC, Series 2017-2A C (h)	2.000	06/22/43	91,730	89,914
Pioneer Aircraft Finance Ltd., Series 2019-1 B (h)	4.948	06/15/44	1,419,643	1,047,729
Project Silver, Series 2019-1 A (h)	3.967	07/15/44	4,422,743	3,671,009
PROP Limited, Series 2017-1 B (h)(i)	6.900	03/15/42	3,936,205	1,462,300
Sapphire Aviation Finance I Ltd., Series 2018-1A B (h)(i)	5.926	03/15/40	7,349,239	4,115,868
SMB Private Education Loan Trust, Series 2014-A C (h)	4.500	09/15/45	7,000,000	5,957,591
Sprite Limited, Series 2021-1 A (h)	3.750	11/15/46	7,633,088	6,995,497
Sprite Limited, Series 2021-1 B (h)(i)	5.100	11/15/46	3,815,503	3,272,687
TGIF Funding LLC, Series 2017-1A A2 (h)	6.202	04/30/47	23,393,858	22,344,176
Thunderbolt Aircraft Lease Ltd., Series 2017-A A (h)	4.212	05/17/32	488,103	447,850

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)

November 30, 2023
	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Asset-Backed Securities (continued)
Thunderbolt Aircraft Lease Ltd., Series 2017-A B (h)	5.750	05/17/32	4,748,603	$4,085,986
Thunderbolt Aircraft Lease Ltd., Series 2019-1 B (h)	4.750	11/15/39	4,314,678	2,427,524
United Air Lines, Series 2020-1 A	5.875	04/15/29	3,234,917	3,221,175
WAVE Trust, Series 2017-1A A (h)	3.844	11/15/42	1,685,206	1,381,956
Willis Engine Structured Trust IV, Series 2018-A A (h)	4.750	09/15/43	4,845,760	4,168,953

Commercial Mortgage-Backed Securities - 17.1%				209,331,436
BBCMS Mortgage Trust, Series 2015-VFM A2 (h)	3.375	03/12/36	3,000,000	2,550,046
CG-CCRE Commercial Mortgage Trust, Series 2014-FL1 B
(1 times (TSFR1M + 1.26448%), floor 1.150%) (d)(h)	6.587	06/15/31	5,608,848	5,601,483
Citigroup Commercial Mortgage Trust, Series 2015-GC35 C (d)	4.458	11/10/48	7,000,000	5,335,118
Citigroup Commercial Mortgage Trust, Series 2016-GC36 C (d)	4.746	02/10/49	5,000,000	3,239,327
COMM Mortgage Trust, Series 2012-CR4 AM	3.251	10/15/45	3,000,000	2,531,565
COMM Mortgage Trust, Series 2014-CR16 C (d)	4.913	04/10/47	5,000,000	4,107,779
COMM Mortgage Trust, Series 2014-UBS4 D (d)(h)	4.703	08/10/47	9,740,000	4,089,957
COMM Mortgage Trust, Series 2014-UBS5 B	4.514	09/10/47	3,270,000	2,995,819
COMM Mortgage Trust, Series 2014-UBS5 C (d)	4.599	09/10/47	6,500,000	5,553,619
COMM Mortgage Trust, Series 2015-DC1 C (d)	4.297	02/10/48	540,000	419,748
COMM Mortgage Trust, Series 2015-PC1 D (d)	4.283	07/10/50	2,500,000	2,053,645
Credit Suisse Commercial Mortgage Securities Corp.,
Series 2016-NXSR C (d)	4.425	12/15/49	3,000,000	2,093,538
CSAIL Commercial Mortgage Trust, Series 2015-C1 C (d)	4.250	04/15/50	1,780,000	1,349,207
CSAIL Commercial Mortgage Trust, Series 2015-C2 B (d)	4.175	06/15/57	5,000,000	4,477,124
CSAIL Commercial Mortgage Trust, Series 2015-C2 C (d)	4.175	06/15/57	3,579,000	2,772,977
CSAIL Commercial Mortgage Trust, Series 2015-C3 B (d)	4.101	08/15/48	3,905,000	3,367,945
CSAIL Commercial Mortgage Trust, Series 2015-C3 D (d)	3.351	08/15/48	5,795,000	3,076,283
DBUBS Mortgage Trust, Series 2011-LC3A PM1 (h)	4.452	05/10/44	7,476,810	6,276,782
DBUBS Mortgage Trust, Series 2011-LC3A PM2 (d)(h)	5.098	05/10/44	4,197,000	3,040,726
GS Mortgage Securities Trust, Series 2014-GC24 B (d)	4.497	09/10/47	4,340,000	3,903,503
GS Mortgage Securities Trust, Series 2018-3PCK A
(1 times (TSFR1M + 2.06448%), floor 1.950%) (d)(h)	7.137	09/15/31	2,681,404	2,653,560
HMH Trust, Series 2017-NSS A (h)	3.062	07/05/31	5,850,000	5,089,499
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3 B (h)	5.013	02/15/46	3,784,060	3,514,281
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3 C (h)	5.360	02/15/46	9,250,000	7,763,669
J.P. Morgan Chase Commercial Mortgage Securities Trust,
Series 2012-LC9 C (d)(h)	3.784	12/15/47	2,815,890	2,499,097
J.P. Morgan Chase Commercial Mortgage Securities Trust,
Series 2014-C20 D (d)(f)(h)(i)	4.521	07/15/47	5,000,000	3,559,151
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12 C (d)	3.958	07/15/45	4,317,191	3,736,529
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14 B (d)	4.150	08/15/46	192,624	178,177
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14 C (d)	4.150	08/15/46	5,000,000	4,232,500
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18 C (d)	4.645	02/15/47	5,060,000	4,199,217
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22 D (d)(h)	4.559	09/15/47	4,966,000	3,186,160
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24 B	4.116	11/15/47	10,400,000	8,858,840

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)

November 30, 2023
	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Commercial Mortgage-Backed Securities (continued)
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28 C (d)	4.134	10/15/48	5,496,426	$4,992,604
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32 B	4.389	11/15/48	500,000	396,750
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10 AS (d)	3.997	07/15/46	175,130	167,074
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10 C (d)	3.997	07/15/46	2,750,000	2,090,000
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11 AS (d)	4.077	08/15/46	5,060,384	4,291,205
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12 C (d)	7.432	10/15/46	2,110,000	2,002,228
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16 C (d)	4.785	06/15/47	7,015,936	5,715,294
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C21 C (d)	4.126	03/15/48	8,000,000	6,037,661
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22 D (d)(h)	4.200	04/15/48	5,000,000	3,141,145
Morgan Stanley Capital I Trust, Series 2011-C2 D (d)(h)	5.211	06/15/44	539,513	492,929
Morgan Stanley Capital I Trust, Series 2015-UBS8 C (d)	4.559	12/15/48	6,500,000	4,687,868
Morgan Stanley Capital I Trust, Series 2016-UB12 C (d)	4.127	12/15/49	5,000,000	2,918,822
Morgan Stanley Capital I Trust, Series 2019-BPR A
(1 times (TSFR1M +1.992%), floor 1.900%) (d)(h)	7.313	05/15/36	5,373,478	5,235,345
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16 AS	4.020	08/15/50	1,035,000	1,008,680
Wells Fargo Commercial Mortgage Trust, Series 2015-C27 C	3.894	02/15/48	6,982,500	5,484,611
Wells Fargo Commercial Mortgage Trust, Series 2015-C31 C (d)	4.594	11/15/48	5,000,000	4,326,046
Wells Fargo Commercial Mortgage Trust, Series 2015-C31 D	3.852	11/15/48	5,189,370	3,414,941
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22 B (d)	4.545	09/15/58	800,000	744,032
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1 C (d)	4.452	09/15/48	5,000,000	4,158,085
Wells Fargo Commercial Mortgage Trust, Series 2016-C36 C (d)	4.118	11/15/59	3,000,000	2,066,631
Wells Fargo Commercial Mortgage Trust, Series 2017-SMP A
(1 times (TSFR1M + 0.922%), floor 0.875%) (d)(h)	6.244	12/15/34	1,625,000	1,510,152
WFRBS Commercial Mortgage Trust, Series 2012-C10 B	3.744	12/15/45	1,419,374	1,226,479
WFRBS Commercial Mortgage Trust, Series 2012-C10 C (d)	4.329	12/15/45	7,000,000	4,778,148
WFRBS Commercial Mortgage Trust, Series 2013-C14 B	3.841	06/15/46	1,500,000	1,173,000
WFRBS Commercial Mortgage Trust, Series 2013-C15 B (d)	4.204	08/15/46	3,800,000	3,098,900
WFRBS Commercial Mortgage Trust, Series 2014-C19 C	4.646	03/15/47	6,000,000	5,646,773
WFRBS Commercial Mortgage Trust, Series 2014-C20 C (f)	4.513	05/15/47	4,500,000	2,204,188
WFRBS Commercial Mortgage Trust, Series 2014-C21 C	4.234	08/15/47	3,000,000	2,228,333
WFRBS Commercial Mortgage Trust, Series 2014-C21 D (h)	3.497	08/15/47	5,000,000	3,188,875
WP Glimcher Mall Trust, Series 2015-WPG B (d)(h)	3.516	06/05/35	2,900,000	2,597,766

Convertible Bonds - 0.0% ^				100,000
FedNat Holding Co. (e)(f)(h)(i)(j)	5.000	04/19/26	5,000,000	100,000

Corporate Bonds - 57.0%				696,592,437
A10 Capital, LLC (h)	5.875	08/17/26	5,000,000	4,652,930
A10 Capital, LLC (h)	5.875	08/17/26	1,500,000	1,404,557
ACRES Commercial Realty Corp.	5.750	08/15/26	8,000,000	7,474,944

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)

November 30, 2023
	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Aircastle Ltd.	4.125	05/01/24	2,390,000	$2,368,341
Amerant Bancorp Inc.	5.750	06/30/25	10,000,000	9,632,246
American Coastal Insurance Corp. (k)	7.250	12/15/27	2,250,000	1,912,500
Arbor Realty Trust, Inc. (h)	5.750	04/01/24	10,000,000	9,933,523
Arbor Realty Trust, Inc. (h)	4.750	10/15/24	10,000,000	9,726,869
Arbor Realty Trust, Inc.	4.750	10/15/24	1,000,000	972,687
Arena Finance II LLC (h)	6.750	09/30/25	2,000,000	1,880,000
Assured Guaranty US Holdings Inc. (TSFR3M + 2.64161%) (d)	8.051	12/15/66	31,251,000	27,301,405
Axos Financial, Inc. (4.875% to 10/01/25, then TSFR3M + 4.760%) (d)	4.875	10/01/30	8,000,000	6,840,000
BAC Capital Trust XIII (Greater of 4.000% or (TSFR3M + 0.66161%), floor 4.000%) (d)(g)	6.071	12/18/23	1,950,000	1,433,250
Banc of California, Inc. (4.375% to 10/30/25, then TSFR3M + 4.195%) (d)	4.375	10/30/30	12,500,000	10,417,710
Bank of America Corp. (TSFR3M + 3.39661%) (d)(g)	8.806	01/02/24	2,500,000	2,488,738
Bank of America Corp. (4.0 times (USISDA10 - USISDA02 - 0.250%), floor 0.000%, cap 10.000%) (d)(e)	0.000	11/19/30	671,000	493,609
Bank of Montreal (4.800% to 08/25/24, then H15T5Y + 2.979%) (d)(g)	4.800	08/25/24	6,977,000	6,474,945
Bank of New York Mellon Corp. (3.700% to 03/20/26, then H15T5Y + 3.352%) (d)(g)	3.700	03/20/26	1,000,000	906,592
Bay Banks of Virginia, Inc. (5.625% to 10/15/24, then TSFR3M + 4.335%) (d)(h)	5.625	10/15/29	3,000,000	2,810,901
BayCom Corp. (5.250% to 09/15/25, then TSFR3M + 5.210%) (d)	5.250	09/15/30	8,460,000	7,675,561
BCB Bancorp, Inc. (TSFR3M + 2.98161%) (d)(h)	8.359	08/01/28	9,000,000	8,956,343
BOKF Merger Corp. Number Sixteen (5.625% to 06/25/25, then 3 month LIBOR + 3.170%) (d)	5.625	06/25/30	10,000,000	9,161,887
Brandywine Operating Partnership, L.P.	3.950	11/15/27	3,000,000	2,597,708
Brandywine Operating Partnership, L.P. (k)	7.800	03/15/28	533,000	511,404
Brandywine Operating Partnership, L.P.	4.550	10/01/29	300,000	247,765
Broadmark Realty Capital Inc. (h)	5.000	11/15/26	5,000,000	4,573,810
Byline Bancorp, Inc. (6.000% to 07/01/25, then TSFR3M + 5.880%) (d)	6.000	07/01/30	12,000,000	11,065,159
Capital Funding Bancorp, Inc. (c)(h)	6.000	12/28/23	20,000,000	19,641,357
Carrington Holding Co., LLC (h)	8.000	01/01/26	10,000,000	9,875,000
Change Co. CDFI LLC (4.750% to 09/30/26, then SOFRRATE + 4.080%) (d)(h)	4.750	09/30/31	7,000,000	5,889,419
Citigroup, Inc. (4.0 times (USISDA30 - USISDA05), floor 0.000%, cap 10.000%) (d)(e)	0.000	07/09/28	740,000	607,854
Citigroup, Inc. (4.0 times (USISDA30 - USISDA05), floor 0.000%, cap 10.000%) (d)(e)	0.000	11/15/28	245,000	196,962
Citigroup, Inc. (4.0 times (USISDA30 - USISDA02), floor 0.000%, cap 10.000%) (d)(e)	0.000	12/23/29	1,152,000	868,024
Citigroup, Inc. (4.0 times (USISDA10 - USISDA02 - 0.250%), floor 0.000%, cap 10.000%) (d)(e)	0.000	11/19/30	727,000	533,532
Citigroup, Inc. (4.35 times (USISDA30 - USISDA05), floor 0.000%, cap 10.000%) (d)(e)	0.000	07/09/33	1,394,000	918,964
Citigroup, Inc. (5.0 times (USISDA30 - USISDA05), floor 0.000%, cap 10.000%) (d)(e)	0.000	12/20/33	2,863,000	1,833,391
Citigroup, Inc. (TSFR3M + 0.81161%) (d)	6.191	08/25/36	868,000	728,319
Comerica Bank (5.332% to 08/25/32, then SOFRRATE + 2.610%) (d)	5.332	08/25/33	8,000,000	6,768,797

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)

November 30, 2023
	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Comerica Inc.	4.000	02/01/29	2,000,000	$1,751,681
Congressional Bancshares, Inc. (5.750% to 12/01/24, then TSFR3M +4.390%) (d)(h)	5.750	12/01/29	5,000,000	4,647,934
ConnectOne Bancorp, Inc. (5.750% to 06/15/25, then TSFR3M +5.605%) (d)	5.750	06/15/30	7,780,000	7,086,754
County Bancorp, Inc. (TSFR3M + 3.14561%) (d)	8.555	06/01/28	8,250,000	8,250,000
Crown Capital Holdings LLC (h)	12.500	01/15/25	7,000,000	6,990,187
Enterprise Products Operating LLC (TSFR3M + 3.03911%) (d)	8.449	06/01/67	8,538,000	7,871,521
EverBank Financial Corp. (TSFR3M + 4.96561%) (d)	10.375	03/15/26	4,000,000	3,937,874
Everest Reinsurance Holdings Inc. (3 month LIBOR + 2.385%) (d)	8.026	05/01/67	17,705,000	14,937,255
F&M Financial Services Corp. (5.950% to 09/15/24, then TSFR3M +4.840%) (d)(h)	5.950	09/15/29	9,000,000	8,354,136
FedNat Holding Co. (e)(f)(i)(j)	7.750	03/15/29	17,000,000	340,000
Fidelity Federal Bancorp (3 month LIBOR + 3.790%, floor 0.000%) (d)(h)	9.445	10/15/28	6,500,000	6,403,426
Fidelity Federal Bancorp (6.000% to 11/01/24, then TSFR3M + 4.650%) (d)(h)	6.000	11/01/29	7,000,000	6,559,484
Fifth Third Bancorp (TSFR3M + 3.39061%) (d)(g)	8.785	01/02/24	7,748,000	7,357,644
First Financial Bancorp (5.250% to 05/15/25, then TSFR3M + 5.090%) (d)	5.250	05/15/30	3,000,000	2,789,759
FNB Corp.	4.875	10/02/25	2,000,000	1,913,623
FPL Group, Inc. (TSFR3M + 2.32911%) (d)	7.724	10/01/66	9,285,000	8,204,178
Great Ajax Operating Partnership L.P. (h)	8.875	09/01/27	3,500,000	3,045,215
Hallmark Financial Services, Inc. (i)	6.250	08/15/29	13,000,000	2,600,000
Hilltop Holdings Inc. (5.750% to 05/15/25, then TSFR3M + 5.680%) (d)	5.750	05/15/30	8,000,000	7,651,033
Horizon Bancorp, Inc. (5.625% to 07/01/25, then TSFR3M + 5.490%) (d)	5.625	07/01/30	6,750,000	5,905,089
Howard Bancorp Inc. (6.000% to 12/06/23, then 3 month LIBOR + 3.020%) (d)(h)	6.000	12/06/28	3,000,000	2,987,918
IIP Operating Partnership, LP	5.500	05/25/26	3,619,000	3,324,364
Independent Bank Group, Inc. (4.000% to 09/15/25, then TSFR3M + 3.885%) (d)	4.000	09/15/30	2,000,000	1,738,922
JPMorgan Chase & Co. (4.000% to 04/01/25, then TSFR3M + 2.745%) (d)(g)	4.000	04/01/25	5,000,000	4,694,783
KeyBank N.A.	4.900	08/08/32	7,000,000	5,702,306
Lincoln National Corp. (3 month LIBOR + 2.3575%) (d)	7.988	05/17/66	29,378,000	19,352,757
Lincoln National Corp. (3 month LIBOR + 2.040%) (d)	7.717	04/20/67	25,384,000	15,166,940
Manufacturers & Traders Trust Co.	5.400	11/21/25	1,000,000	983,979
Medallion Financial Corp. (h)	9.250	09/30/28	5,000,000	5,000,000
Meridian Corp. (5.375% to 12/30/24, then TSFR3M + 3.950%) (d)	5.375	12/30/29	10,000,000	8,811,642
Midland States Bancorp, Inc. (5.000% to 09/30/24, then TSFR3M + 3.610%) (d)	5.000	09/30/29	5,500,000	5,012,357
Minnwest Corp. (3 month LIBOR + 2.980%) (d)(h)	8.635	07/15/28	6,000,000	5,820,916
New York Mortgage Trust, Inc.	5.750	04/30/26	5,000,000	4,538,257
Newport Realty Trust, Inc. (h)	6.250	12/01/24	10,000,000	9,625,000
Newport Realty Trust, Inc.	6.250	12/01/24	1,000,000	962,500
NexBank Capital, Inc. (TSFR3M + 4.84661%, floor 0.000%) (d)(h)	10.241	09/30/27	5,000,000	4,901,398
Nexpoint Real Estate Finance, Inc.	5.750	05/01/26	9,000,000	8,176,893

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)

November 30, 2023
	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Northpointe Bancshares, Inc. (6.000% to 09/30/24, then TSFR3M + 4.905%) (d)(h)	6.000	09/30/29	5,000,000	$4,713,800
Northpointe Bank (TSFR3M + 4.02661%) (d)(h)	9.421	10/01/28	5,000,000	4,876,288
OceanFirst Financial Corp. (5.250% to 05/15/25, then TSFR3M + 5.095%) (d)	5.250	05/15/30	6,000,000	5,321,535
Office Properties Income Trust	4.500	02/01/25	100,000	88,302
Orrstown Financial Services, Inc. (6.000% to 12/30/23, then 3 month LIBOR + 3.160%) (d)	6.000	12/30/28	1,750,000	1,606,583
Pacific Premier Bancorp, Inc. (5.375% to 06/15/25, then TSFR3M + 5.170%) (d)	5.375	06/15/30	5,000,000	4,468,141
Parkway Bancorp, Inc. (6.000% to 03/31/25, then 3 month LIBOR + 5.390%) (d)(h)	6.000	03/31/30	10,000,000	9,398,676
Pathfinder Bancorp, Inc. (5.500% to 10/15/25, then TSFR3M + 5.320%) (d)	5.500	10/15/30	9,650,000	7,975,657
PCAP Holdings LP (h)	6.500	07/15/28	10,000,000	8,698,805
Peapack-Gladstone Financial Corp. (3.500% to 12/30/25, then TSFR3M + 3.260%) (d)	3.500	12/30/30	3,000,000	2,553,606
Pedcor Bancorp (7.250% to 02/15/24, then 3 month LIBOR + 4.600%) (d)(h)	7.250	02/15/29	3,000,000	2,970,812
Pelorus Fund REIT LLC (h)	7.000	09/30/26	5,000,000	4,722,954
Pinnacle Financial Partners, Inc. (4.125% to 09/15/24, then 3 month LIBOR + 2.775%) (d)	4.125	09/15/29	5,000,000	4,737,985
Post Brothers Holdings LLC (h)	9.000	08/18/25	5,000,000	4,973,406
RBB Bancorp (6.180% to 12/01/23, then 3 month LIBOR + 3.150%) (d)	6.180	12/01/28	7,000,000	7,000,000
Ready Capital Corp.	6.125	04/30/25	5,000,000	4,721,174
Ready Capital Corp.	5.500	12/30/28	10,000,000	8,642,046
ReadyCap Holdings, LLC (h)	4.500	10/20/26	10,000,000	8,996,514
Reinsurance Group of America, Inc. (TSFR3M + 2.92661%) (d)	8.336	12/15/65	32,979,000	27,859,130
Reliant Bancorp Inc. (5.125% to 12/15/24, then TSFR3M + 3.765%) (d)	5.125	12/15/29	13,000,000	11,975,081
SCRE Intermediate Holdco, LLC (h)	6.500	02/15/27	8,000,000	7,309,700
Scripps Networks Interactive, Inc.	3.950	06/15/25	491,000	461,289
Signature Bank New York (e)(f)	4.000	10/15/30	4,295,000	279,175
South Street Securities Funding LLC (h)	6.250	12/30/26	5,000,000	4,698,535
Southern National Bancorp of Virginia, Inc. (3 month LIBOR + 3.950%) (d)(h)	9.602	01/31/27	2,000,000	1,960,253
Southern National Bancorp of Virginia, Inc. (5.400% to 09/01/25, then TSFR3M + 5.310%) (d)	5.400	09/01/30	2,000,000	1,845,682
SouthState Corp. (5.750% to 06/01/25, then TSFR3M + 5.617%) (d)	5.750	06/01/30	690,000	649,967
State Street Corp. (TSFR3M + 3.85861%) (d)(g)	9.268	03/15/24	1,703,000	1,705,517
Synchrony Bank	5.400	08/22/25	1,000,000	968,809
Synchrony Financial	4.875	06/13/25	2,576,000	2,488,157
Texas State Bankshares, Inc. (5.750% to 06/15/24, then 3 month LIBOR + 3.550%) (d)(h)	5.750	06/15/29	4,000,000	3,844,054
TransCanada PipeLines Ltd. (3 month LIBOR + 2.210%) (d)	7.851	05/15/67	24,423,000	19,314,597
Transverse Insurance Group, LLC (h)	6.000	12/15/26	5,000,000	4,552,479
Trinitas Capital Management, LLC (h)	6.000	07/30/26	3,000,000	2,775,000
TriState Capital Holdings, Inc. (5.750% to 05/15/25, then 3 month LIBOR + 5.360%) (d)	5.750	05/15/30	10,775,000	10,413,396

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)

November 30, 2023
	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Truist Financial Corp. (4.800% to 09/01/24, then H15T5Y + 3.003%) (d)(g)	4.800	09/01/24	10,552,000	$9,321,933
Truist Financial Corp. (TSFR3M + 3.36361%) (d)(g)	8.773	12/15/24	3,000,000	2,904,058
Universal Insurance Holdings, Inc.	5.625	11/30/26	7,000,000	6,243,109
UTB Financial Holding Co. (TSFR3M + 3.88161%) (d)(h)	9.291	09/01/28	6,000,000	5,820,000
Valley National Bancorp	4.550	06/30/25	8,000,000	7,635,123
Volunteer State Bancshares, Inc. (5.750% to 11/15/24,
then TSFR3M + 4.365%) (d)(h)	5.750	11/15/29	9,000,000	8,392,162
Waypoint Residential LLC (h)(k)	13.000	12/15/26	10,000,000	9,840,403
Webster Financial Corp. (4.000% to 12/30/24, then TSFR3M + 2.530%) (d)	4.000	12/30/29	9,700,000	8,467,646
WEC Energy Group, Inc. (TSFR3M + 2.37411%) (d)	7.754	05/15/67	570,000	496,693
Wingspire Equipment Finance LLC (h)	6.000	06/30/26	6,000,000	5,624,255
Zions Bancorp	3.250	10/29/29	9,092,000	7,105,222

Residential Mortgage-Backed Securities - 0.0% ^				126,699
Hawaii Housing Finance & Development Corp.	2.600	07/01/37	146,166	126,699

Taxable Municipal Bonds - 0.0% ^				315,145
Summit County OH Development Finance Authority	6.250	05/15/26	315,000	315,145

U.S. Government Agency Mortgage-Backed Securities - 2.8%				34,419,797
Fannie Mae Interest Strip, Series 419 C6 (IO)	3.500	05/25/44	2,450,031	376,136
Fannie Mae Pool, Series 890163	5.500	03/01/24	40	40
Fannie Mae REMIC, Series 2011-3 KA	5.000	04/25/40	36,176	35,643
Fannie Mae REMIC, Series 2011-136 ES (IO) (-1.0 times (SOFR30A + 6.66448%), floor 0.000%, cap 6.550%) (d)	1.107	02/25/41	35,747	29
Fannie Mae REMIC, Series 2012-14 DS (IO) (-1.0 times (SOFR30A + 6.61448%), floor 0.000%, cap 6.500%) (d)	1.057	03/25/42	5,360,701	564,670
Fannie Mae REMIC, Series 2013-7 EI (IO)	3.000	10/25/40	2,043,119	68,200
Fannie Mae REMIC, Series 2013-20 CS (IO) (-1.0 times (SOFR30A + 6.26448%), floor 0.000%, cap 6.150%) (d)	0.707	03/25/43	1,787,265	143,323
Fannie Mae REMIC, Series 2013-29 AI (IO)	2.500	04/25/28	1,271,860	45,603
Fannie Mae REMIC, Series 2013-31 IH (IO)	3.500	02/25/43	1,239,915	76,795
Fannie Mae REMIC, Series 2013-38 CI (IO)	3.000	04/25/28	3,257,118	125,221
Fannie Mae REMIC, Series 2013-93 SI (IO) (-1.0 times (SOFR30A + 5.28448%), floor 0.000%, cap 5.170%) (d)(e)	0.000	09/25/43	7,085,414	788,341
Fannie Mae REMIC, Series 2016-64 CI (IO)	3.500	07/25/43	860,847	80,374
Fannie Mae REMIC, Series 2019-44 IP (IO)	4.000	09/25/46	625,462	30,638
Fannie Mae REMIC, Series 2020-63 KG	2.500	09/25/50	2,349,133	1,924,077
Fannie Mae REMIC, Series 2020-88 Z	2.000	12/25/50	2,633,536	1,194,344
Fannie Mae REMIC, Series 2020-94 HC	1.000	01/25/51	25,142	20,391
Fannie Mae REMIC, Series 2021-72 UZ	2.000	10/25/51	2,276,601	893,660
Freddie Mac REMIC, Series 4060 SJ (IO) (-1.0 times (SOFR30A + 6.76448%), floor 0.000%, cap 6.650%) (d)	1.211	02/15/41	30,710	19
Freddie Mac REMIC, Series 4109 AI (IO)	3.000	07/15/31	3,200,899	80,753
Freddie Mac REMIC, Series 4116 US (IO) (-1.0 times (SOFR30A + 4.71448%), floor 0.000%, cap 4.600%) (d)(e)	0.000	10/15/42	4,310,747	177,748

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)

November 30, 2023
	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

U.S. Government Agency Mortgage-Backed Securities (continued)
Freddie Mac REMIC, Series 4136 IH (IO)	3.500	09/15/27	1,199,379	$33,047
Freddie Mac REMIC, Series 4139 EI (IO)	3.000	09/15/31	1,099,434	28,321
Freddie Mac REMIC, Series 4219 AI (IO)	3.500	01/15/43	767,337	86,047
Freddie Mac REMIC, Series 4238 NS (IO) (-1.0 times (SOFR30A + 6.81448%), floor 0.000%, cap 6.700%) (d)	1.261	02/15/42	686,571	64,848
Freddie Mac REMIC, Series 4760 IB (IO)	4.000	10/15/42	4,444,930	516,007
Freddie Mac REMIC, Series 5041 JH	1.500	11/25/50	764,878	344,119
Freddie Mac REMIC, Series 5083 ZJ	2.000	03/25/51	3,208,973	1,485,261
Freddie Mac REMIC, Series 5115 CZ	3.000	04/25/51	527,153	282,218
Freddie Mac REMIC, Series 5142 ZH	2.500	09/25/51	1,387,149	753,372
Freddie Mac REMIC, Series 5146 ZY	2.000	07/25/51	3,355,401	1,521,252
Freddie Mac REMIC, Series 5154 ZQ	2.500	10/25/51	4,415,501	2,514,537
Freddie Mac REMIC, Series 5160 TZ	1.500	08/25/50	250,979	87,256
Ginnie Mae Pool, Series 78-2071X	7.000	05/15/33	6,301	6,461
Ginnie Mae REMIC Trust, Series 2012-27 (IO) (d)	0.229	04/16/53	10,133,898	22,926
Ginnie Mae REMIC Trust, Series 2015-81 (IO) (d)	0.211	10/16/56	13,613,137	123,870
Ginnie Mae REMIC Trust, Series 2016-51 ID (IO)	4.000	03/20/43	1,740,678	77,519
Ginnie Mae REMIC Trust, Series 2017-104 JI (IO)	4.000	06/20/44	700,599	16,184
Ginnie Mae REMIC Trust, Series 2019-59 IM (IO)	4.000	12/20/48	94,763	1,499
Ginnie Mae REMIC Trust, Series 2019-59 MI (IO)	4.000	05/20/49	168,145	14,951
Ginnie Mae REMIC Trust, Series 2019-71 IO (IO)	3.500	06/20/49	200,717	27,319
Ginnie Mae REMIC Trust, Series 2019-71 IQ (IO)	3.500	06/20/49	185,648	10,545
Ginnie Mae REMIC Trust, Series 2019-78 IQ (IO)	4.000	04/20/49	143,661	3,961
Ginnie Mae REMIC Trust, Series 2019-78 QI (IO)	4.000	06/20/49	191,088	7,111
Ginnie Mae REMIC Trust, Series 2019-136 ES (IO) (-1.0 times (TSFR1M + 6.16448%), floor 0.000%, cap 6.050%) (d)	0.604	03/20/48	4,198,593	289,460
Ginnie Mae REMIC Trust, Series 2020-134 BZ	1.000	09/16/50	1,009,535	377,766
Ginnie Mae REMIC Trust, Series 2021-27 ZL	1.000	02/20/51	1,631,804	615,588
Ginnie Mae REMIC Trust, Series 2021-66 PU	1.000	04/20/51	389,458	305,417
Ginnie Mae REMIC Trust, Series 2021-130 CZ	3.000	07/20/51	2,555,541	1,609,400
Ginnie Mae REMIC Trust, Series 2021-131 MZ	2.000	07/20/51	1,206,539	552,265
Ginnie Mae REMIC Trust, Series 2021-136 EZ	2.500	08/20/51	4,293,540	2,575,506
Ginnie Mae REMIC Trust, Series 2021-136 KZ	2.000	08/20/51	6,881,598	3,802,347
Ginnie Mae REMIC Trust, Series 2021-136 QZ	2.000	08/20/51	3,240,517	1,737,181
Ginnie Mae REMIC Trust, Series 2021-139 ZJ	2.500	08/20/51	2,170,890	1,268,655
Ginnie Mae REMIC Trust, Series 2021-142 MZ	2.000	08/20/50	717,375	336,094
Ginnie Mae REMIC Trust, Series 2021-154 AZ	2.500	09/20/51	3,350,075	1,991,766
Ginnie Mae REMIC Trust, Series 2021-154 PZ	2.500	09/20/51	3,060,106	1,744,452
Ginnie Mae REMIC Trust, Series 2021-156 NZ	2.000	09/20/51	3,865,809	2,088,988
Ginnie Mae REMIC Trust, Series 2021-158 PU	1.000	09/20/51	1,233,097	470,276

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)

November 30, 2023
	Rate (%)	Maturity Date	Principal Amount	Value
SHORT-TERM INVESTMENTS - 2.1%				$24,980,222
(COST $24,980,870)
Money Market Funds - 0.0% ^			Shares	100,000
First American Government Obligations Fund Class X (a)	5.290		100,000	100,000

U.S. Government & Agency Securities - 2.1%			Principal Amount	24,880,222
U.S. Treasury Bills (b)	5.273	12/21/23	10,000,000	9,970,772
U.S. Treasury Bills (b)	5.293	01/02/24	10,000,000	9,953,315
U.S. Treasury Bills (b)	5.297	01/30/24	5,000,000	4,956,135

TOTAL INVESTMENTS - 98.4% (COST $1,484,044,483)				1,203,257,403

NET OTHER ASSETS AND LIABILITIES - 1.6%				20,000,253

NET ASSETS - 100.0%				$1,223,257,656
(a)	Rate shown represents the 7-day yield at November 30, 2023.
(b)	Rate shown represents the current yield for U.S. Treasury Bills at November 30, 2023.
(c)	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date. Securities which do not indicate a future coupon rate in their description above are at their final coupon rate at November 30, 2023.
(d)	Variable rate security. Interest rates reset periodically. Interest rate shown reflects the rate in effect at November 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Non-income producing security.
(f)	Issuer in default on interest and/or principal repayment.
(g)	Perpetual maturity. Date shown represents next contractual call date.
(h)	Security subject to restrictions on resale under federal securities laws and which therefore may only be resold upon registration under the Securities Act of 1933, as amended, or in transactions exempt from registration, including sales to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2023, the aggregate value of these securities was $547,919,999, representing 44.79% of net assets.
(i)	Illiquid security at November 30, 2023. At November 30, 2023, the aggregate value of these securities was $28,904,707, representing 2.36% of net assets.
(j)	Level 3 security as described in the accompanying notes. Securities valued using unadjusted broker quotes from brokers or pricing services. Such values are based on unobservable inputs. At November 30, 2023, the aggregate value of these securities was $440,000, representing 0.04% of net assets.
(k)	Rate is subject to adjustment due to credit ratings service downgrades or subsequent upgrades.
^	Rounds to 0.0%.

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)

November 30, 2023

Abbreviations:
H15T5Y	5-Year Treasury Constant Maturity Rate
IO	Interest Only Security
LIBOR	London Interbank Offered Rate
SOFR30A	U.S. 30-Day Average Secured Overnight Financing Rate
SOFRRATE	U.S. Secured Overnight Financing Rate
TSFR1M	CME Term SOFR 1-Month Rate
TSFR3M	CME Term SOFR 3-Month Rate
USISDA02	2-Year Dollar ICE Swap Rate
USISDA05	5-Year Dollar ICE Swap Rate
USISDA10	10-Year Dollar ICE Swap Rate
USISDA30	30-Year Dollar ICE Swap Rate

CDFI	Community Development Financial Institution
DAC	Designated Activity Company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2023:

	Level 1	Level 2	Level 3	Total
Bonds
Asset-backed securities	$–	$237,391,667	$–	$237,391,667
Commercial mortgage-backed securities	–	209,331,436	–	209,331,436
Convertible bonds	–	–	100,000	100,000
Corporate bonds	–	696,252,437	340,000	696,592,437
Residential mortgage-backed securities	–	126,699	–	126,699
Taxable municipal bonds	–	315,145	–	315,145
U.S. government agency mortgage-backed securities	–	34,419,797	–	34,419,797
Total bonds	–	1,177,837,181	440,000	1,178,277,181
Short-term investments
Money market funds	100,000	–	–	100,000
U.S. government & agency securities	–	24,880,222	–	24,880,222
Total short-term investments	100,000	24,880,222	–	24,980,222
Total investments	$100,000	$1,202,717,403	$440,000	$1,203,257,403

For more information on valuation inputs, see financial statement Note 2 - Significant Accounting Policies.

The following is a reconciliation of investments with unobservable inputs (level 3) that were used in determining fair value. These securities were fair valued as of November 30, 2023 using unadjusted broker quotes from brokers.

	Convertible	Corporate
Level 3 Securities Reconciliation	bonds	bonds	Total
Balance at November 30, 2022	$1,925,000	$6,848,178	$8,773,178
Purchases	–	–	–
Sales	–	–	–
Net realized gain (loss)	–	–	–
Net change in unrealized appreciation (depreciation)	(1,825,000)	(6,508,178)	(8,333,178)
Accrued interest	–	–	–
Transfer into Level 3	–	–	–
Transfers out of Level 3	–	–	–
Balance as of November 30, 2023	$100,000	$340,000	$440,000

The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held as of November 30, 2023 is ($8,333,178).

See Notes to Financial Statements.

FUND EXPENSE EXAMPLES (Unaudited)

November 30, 2023

Example

A Fund shareholder may incur two types of costs: (1) transaction costs such as redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2023 to November 30, 2023.

Actual Expenses

The first line of the table below under each Fund provides information about actual account values and actual expenses for such Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below under each Fund provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending
	Expense Ratio	Account Value	Account Value	Expenses Paid
Six-Month Period Ended November 30, 2023	for the Period	06/01/23	11/30/23	During the Period*
LargeCap Fund
Actual	0.99%	$1,000.00	$1,052.94	$5.09
Hypothetical (5% return before expenses)	0.99%	$1,000.00	$1,020.04	$5.01
MidCap Fund
Actual	1.15%	$1,000.00	$1,040.93	$5.88
Hypothetical (5% return before expenses)	1.15%	$1,000.00	$1,019.23	$5.82
Bond Fund
Actual	0.74%	$1,000.00	$1,035.19	$3.78
Hypothetical (5% return before expenses)	0.74%	$1,000.00	$1,021.29	$3.75
*	Expenses are equal to the annualized [net] expense ratio for each Fund, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

For more information, please refer to the Funds’ Prospectus.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

November 30, 2023 (In thousands, except per share amounts)

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND

Assets
Total investments in securities, at value (a)	$158,640	$50,442	$1,203,257
Cash	–	–	8,860
Receivable from fund shares sold	10	2	430
Dividends and interest receivable	330	107 (c)	12,770
Prepaid expenses	11	6	75
Total assets	158,991	50,557	1,225,392
Liabilities
Payable for fund shares redeemed	93	10	1,340
Line of credit	15	–	–
Accrued expenses payable	35	28	109
Accrued directors expense payable	–	–	2
Due to Advisor	107	37	683
Total liabilities	250	75	2,134
Net assets	$158,741	$50,482	$1,223,258
Net assets consist of
Capital stock ($.001 par value)	$111,919	$40,162	$1,838,700
Total distributable earnings (accumulated deficit)	46,822	10,320	(615,442)
Net assets	$158,741	$50,482	$1,223,258
Net asset value per share
Shares of capital stock outstanding (unlimited shares authorized)	1,649	3,885	125,723
Offering and redemption price	$96.24 (b)	$12.99	$9.73

(a) Cost of investments in securities	$124,599	$43,825	$1,484,044
(b) Does not recalculate due to rounding
(c) Net of foreign tax

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

Year Ended November 30, 2023 (In thousands)

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND

Investment income
Interest	$3	$3	$89,674
Dividends	2,885	1,035	–
Less foreign taxes withheld	(13)	(6)	–
Total investment income	2,875	1,032	89,674
Expenses
Investment advisory fees	1,476	520	8,532
Shareholder servicing costs	82	30	743
Administrative & accounting services fees	132	67	510
Directors fees	32	23	150
Custody fees	15	7	121
Professional fees	43	39	92
Federal & state registration	26	25	54
Interest expense from line of credit (see note 2)	5	3	1
Other expenses	44	23	467
Total expenses	1,855	737	10,670
Less expenses reimbursed by Advisor	(286)	(136)	–
Net expenses	1,569	601	10,670
Net investment income	1,306	431	79,004
Realized and unrealized gain (loss)
Net realized gain (loss) on investments	11,707	3,558	(31,217)
Net unrealized appreciation (depreciation) on investments	(1,834)	(4,405)	5,673
Net realized and unrealized gain (loss)	9,873	(847)	(25,544)
Increase (Decrease) in net assets resulting from operations	$11,179	($416)	$53,460

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

(In thousands)

	LARGECAP		MIDCAP		BOND
	FUND		FUND		FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,	November 30,
	2023	2022	2023	2022	2023	2022
Operations
Net investment income	$1,306	$1,261	$431	$374	$79,004	$70,531
Net realized gain (loss) on investments	11,707	5,861	3,558	5,225	(31,217)	(29,723)
Net unrealized appreciation (depreciation) on investments	(1,834)	(18,046)	(4,405)	(8,888)	5,673	(198,947)
Net increase (decrease) in net assets resulting from operations	11,179	(10,924)	(416)	(3,289)	53,460	(158,139)
Distributions to shareholders
Total distributions to shareholders	(7,135)	(8,223)	(5,537)	(5,651)	(80,783)	(72,973)
Net decrease in net assets resulting from distributions to shareholders	(7,135)	(8,223)	(5,537)	(5,651)	(80,783)	(72,973)
Fund share transactions
Proceeds from shares sold	6,025	20,031	3,001	2,442	125,408	370,037
Reinvestment of distributions	6,980	8,115	5,490	5,569	78,255	69,701
Cost of shares redeemed	(15,696)	(17,053)	(6,964)	(5,080)	(657,112)	(1,086,617)
Net increase (decrease) in net assets resulting from fund share transactions	(2,691)	11,093	1,527	2,931	(453,449)	(646,879)
Total increase (decrease) in net assets	1,353	(8,054)	(4,426)	(6,009)	(480,772)	(877,991)
Net assets
Beginning of year	157,388	165,442	54,908	60,917	1,704,030	2,582,021
End of year	$158,741	$157,388	$50,482	$54,908	$1,223,258	$1,704,030

Share transactions
Shares sold	65	200	234	165	12,785	34,829
Shares issued in reinvestment of distributions	83	77	447	347	8,088	6,673
Shares redeemed	(170)	(176)	(547)	(331)	(67,242)	(103,239)
Net increase (decrease) in fund shares outstanding	(22)	101	134	181	(46,369)	(61,737)

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

November 30, 2023

NOTE 1 - ORGANIZATION

Thompson IM Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (each, a “Fund,” and collectively, the “Funds”): Thompson LargeCap Fund (the “LargeCap Fund”), Thompson MidCap Fund (the “MidCap Fund”) and Thompson Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The objectives and strategies of each Fund are described in the Funds’ Prospectus.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

VALUATION POLICY AND PROCEDURES - The Funds’ Board of Directors (the “Funds’ Board”) has adopted methods for valuing securities set forth in the Funds’ Pricing Policies and Procedures, including circumstances in which market quotes are not readily available or deemed to be unreliable, and has delegated authority to the Advisor, as the Board appointed valuation designee, to apply those methods in making fair value determinations in accordance with procedures approved by the Board. The valuation designee has established a valuation committee that, along with other Advisor employees, administers, implements, and oversees the fair valuation process and makes fair value decisions. The valuation committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services; considers circumstances in the markets which may require it to make or adjust valuation determinations; and reviews previous valuation determinations. The valuation committee reports on its activities and any changes to the fair valuation guidelines to the Funds’ Board.

Rule 2a-5 adopted by the Securities and Exchange Commission (the “SEC”) governing fund valuation practices has established a framework for determining fair value in good faith for purposes of Section 29(a)(41) of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The Funds adopted a valuation policy adhering to the new rule and there was no material impact to the Funds.

VALUATION MEASUREMENTS - In accordance with generally accepted accounting principles in the United States of America (“GAAP”), fair value is defined as the price that each Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2023

Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. The Funds consider observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The determination of what constitutes “observable” requires significant judgment by the Funds. The categorization of a security within the hierarchy is based upon the pricing transparency of the security and does not necessarily correspond to a Fund’s perceived risk of that security. The inputs used to measure fair value may fall into different levels of the fair valuation hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level that is significant to the fair value measurement in its entirety.

SECURITY VALUATION - Each Fund’s equity securities, including common stocks, ADRs, REITs and rights, are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq-listed securities, at their Nasdaq Official Closing Prices). If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will generally be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. When adjustments to observable prices are applied or when the market is considered inactive, securities will be categorized in level 2 of the fair value hierarchy.

Investments in money market mutual funds are generally priced at the ending net asset value provided by the service agent of the funds. These securities will be categorized as level 1 securities.

Fixed-income securities such as corporate bonds, convertible bonds, asset-backed securities, mortgage-backed securities, U.S. government and agency securities, sovereign bonds, municipal bonds and commercial paper are typically valued based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Factors considered by pricing services include market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads and fundamental analytical data relating to the issuer. Short-term investments in fixed-income securities (those with remaining maturities of 60 days or less) are generally valued on an amortized cost basis. Fixed-income securities will generally be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

Where market quotations are not readily available or are unreliable, a value is determined in good faith pursuant to procedures established by the Funds’ Board. When determining the value of a security, consideration is given to the facts and circumstances relevant to the particular situation, which includes factors such as fundamental analytical data relating to the investment, which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, nature and duration of any restrictions on disposition of the security and an evaluation of forces that influence the market in which the securities are purchased or sold. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts/ premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method for both book and tax purposes. Gains and losses on paydowns of asset-backed and mortgage-backed securities are reflected in interest income on the Statements of Operations. Payments received for interest-only or “IO” class mortgage securities are included in interest income. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income on the Statements of Operations. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2023

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to estimated maturity. Management has evaluated ASU 2017-08 and concluded these changes do not have a material impact on the Funds’ financial statements.

EXPENSES - Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative sizes of the Funds.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS - Each Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Each Fund designates and maintains cash and marketable securities at least equal in value to commitments for when-issued securities. There were no when-issued or delayed-delivery transactions at November 30, 2023.

LINE OF CREDIT - The Funds have established an unsecured line of credit (“LOC”) with U.S. Bank N.A. which expires November 1, 2024, used primarily to finance redemption payments. Each individual Fund’s borrowing under the LOC is limited to 5% of the value of that Fund’s net assets, 33.33% of the value of the Fund’s investments, or any explicit borrowing limits imposed by the LOC, whatever is less. Interest is charged at the prime rate, which was 8.50% as of November 30, 2023. As of November 30, 2023, the limits established are: LargeCap Fund - $8,000,000, MidCap Fund - $2,000,000 and Bond Fund - $60,000,000. All terms and borrowing limits imposed by the LOC are subject to review and approval by the Funds’ Board. The following table shows the average balance, average interest rate, interest expense, and maximum borrowings incurred by the Funds on the LOC for the fiscal year ended November 30, 2023.

		Average			Date of
	Average	Interest	Interest	Maximum	Maximum
	Balance	Rate	Expense	Borrowing	Borrowing
LargeCap Fund	$57,951	8.17%	$4,799	$2,190,000	09/20/2023
					12/23/2022
					to
MidCap Fund	$33,718	7.76%	$2,653	$1,607,000	12/26/2022
					03/10/2023
					to
Bond Fund	$8,162	7.75%	$641	$993,000	03/12/2023

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

GUARANTEES AND INDEMNIFICATIONS - Under the Funds’ organizational documents, each Director, officer, employee or other agent of the Funds (including the Funds’ investment advisor) is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and realized gains on securities for the LargeCap Fund and MidCap Fund normally are declared at least annually. Bond Fund distributions to

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2023

shareholders from net investment income normally are declared on a quarterly basis, and distributions to shareholders from realized gains on securities normally are declared at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies under the requirements of Subchapter M of the Internal Revenue Code and intend to distribute substantially all of their taxable income and net realized gains from the sale of investment securities to their shareholders.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - As of and during the fiscal year ended November 30, 2023, the Funds did not have a liability for unrecognized tax benefits in the accompanying financial statements. Also, the Funds recognized no interest or penalties related to unrecognized tax benefits during the same period. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SUBSEQUENT EVENTS - The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements. Other than as described in Notes 5 and 6, there were no additional subsequent events which were deemed to have an impact on the Funds’ financial statements.

NOTE 3 - INVESTMENT ADVISORY AND ADMINISTRATIVE AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Investment Advisory Agreement pursuant to which Thompson Investment Management, Inc. (“TIM” or “Advisor”) is retained by the Funds provides for monthly compensation to TIM computed on average daily net assets at the following annual rates:

	First	Over
	$50 Million	$50 Million
LargeCap Fund	1.00%	0.90%
MidCap Fund	1.00%	0.90%
Bond Fund	0.65%	0.60%

The Advisor is contractually bound to waive management fees and/or reimburse expenses incurred by the Funds through March 31, 2024 so that the annual operating expenses of the Funds do not exceed the following percentages of their respective average daily net assets: LargeCap Fund - 0.99%, MidCap Fund - 1.15% and Bond Fund - 0.80%. For the fiscal year ended November 30, 2023, the Advisor reimbursed expenses incurred by the LargeCap Fund and the MidCap Fund in the amounts of $286,270 and $136,055, respectively. The Funds are not obligated to reimburse the Advisor for any fees or expenses waived in previous fiscal years.

As of November 30, 2023, affiliated shareholders whose individual accounts are greater than 10% held 28.30% of outstanding shares of the MidCap Fund. Transactions by these shareholders may have a material impact on the Fund.

Pursuant to an Administrative and Accounting Services Agreement, TIM maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays TIM a fee computed daily and payable monthly at the annual rate of 0.15% of average daily net assets up to $30 million, 0.10% of the next $70 million of average daily net assets and 0.03% of average daily net assets in excess of $100 million. The fee is subject to an annual minimum per Fund equal to the sum of the actual out-of-pocket costs to TIM attributable to all outsourced sub-fund accounting and sub-fund administrative services performed by U.S. Bank Global Fund Services. The calculations of daily net asset value and sub administrative services are subcontracted to U.S. Bank Global Fund Services, resulting in fees paid by TIM for the fiscal year ended November 30, 2023, in the following amounts:

Administrative &
Accounting Fees Paid
LargeCap Fund	$97,980
MidCap Fund	$79,081
Bond Fund	$397,935

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2023

The Funds reimburse the Advisor for a portion of amounts paid by the Advisor out of the Advisor’s own resources under various shareholder, account maintenance, networking and other services provided to the Funds by broker-dealers and other intermediaries. The amount reimbursed by the Funds is equal to (1) for those accounts maintained through a shareholder servicing arrangement, an annual rate of no more than 0.10% of the average daily net assets of the omnibus accounts in the Funds for which all broker-dealers and other intermediaries, in the aggregate, are responsible, and (2) for those accounts maintained through a networking arrangement, no more than $6 per year per account in the Funds for which the broker-dealers and other intermediaries are responsible; provided however, in all cases only one of these fees shall be applicable to the assets in an account. This amount has been determined by the Funds’ Board to approximate (or not to exceed) the transfer agency fees that would otherwise have been payable by the Funds if such broker-dealers and intermediaries did not maintain these accounts. Such amounts are recorded within Shareholder servicing costs on each Fund’s Statement of Operations. For the fiscal year ended November 30, 2023, the amounts reimbursed by the Funds to the Advisor were:

Intermediary
Fees Reimbursed
LargeCap Fund	$20,418
MidCap Fund	$3,476
Bond Fund	$485,909

NOTE 4 - PURCHASE AND SALE OF SECURITIES

Investment transactions for the fiscal year ended November 30, 2023, were as follows:

	Securities other than U.S.
	Government and Short-term
	Investments		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
LargeCap Fund	$47,049,603	$54,977,539	$–	$–
MidCap Fund	$18,961,471	$22,023,482	$–	$–
Bond Fund	$61,573,428	$479,841,055	$1,123,509	$36,674,520

NOTE 5 – INCOME TAX INFORMATION

At November 30, 2023, the investment cost, aggregate unrealized appreciation and depreciation on investments and other components of distributable earnings for federal income tax purposes were as follows:

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
Federal tax cost	$124,979,375	$44,070,344	$1,484,044,483

Unrealized appreciation	$47,234,824	$13,219,758	$6,404,248
Unrealized depreciation	(13,574,489)	(6,848,147)	(287,191,328)
Net unrealized appreciation (depreciation)	$33,660,335	$6,371,611	($280,787,080)
Distributable ordinary income	1,303,887	530,802	13,301,375
Distributable long-term capital gains	11,857,557	3,429,629	–
Post-October losses	–	(12,543)	(13,882)
Capital loss carryforwards	–	–	(347,942,170)
Total distributable earnings (accumulated deficit)	$46,821,779	$10,319,499	($615,441,757)

The cost basis of investments for tax and financial reporting purposes differ principally due to wash sales.

Book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged to paid-in capital or distributable earnings, in the period that the differences arise. These reclassifications have no impact on net assets or net asset value per share.

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2023

The tax basis post-October losses as of November 30, 2023 and capital loss carryforward as of November 30, 2023, which are not being recognized for tax purposes until the first day of the following fiscal year, are as follows:

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
Post-October losses
Short-term	$–	$13,665	($687)
Long-term	–	(26,208)	(13,195)
Total Post-October losses	$–	($12,543)	($13,882)
Net capital loss carryforward
Short-term	$–	$–	($54,417,414)
Long-term	–	–	(293,524,756)
Total capital loss carryforward	$–	$–	($347,942,170)

Capital losses are carried forward indefinitely and are available to offset future net realized gains, to the extent permitted by the Internal Revenue Code.

The tax components of distributions paid during fiscal years ended November 30, 2023 and November 30, 2022 are as follows:

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
Fiscal year ended November 30, 2023
Distributions paid from
Ordinary income	$1,304,889	$575,574	$80,783,187
Long-term capital gains	5,830,497	4,961,271	–
Total distributions paid	$7,135,386	$5,536,845	$80,783,187

Fiscal year ended November 30, 2022
Distributions paid from
Ordinary income	$1,182,983	$262,626	$72,973,431
Long-term capital gains	7,039,925	5,389,316	–
Total distributions paid	$8,222,908	$5,651,942	$72,973,431

The following distributions were declared on December 20, 2023, payable to shareholders on December 21, 2023:

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
Ordinary income distributions
Amount	$1,307,413	$544,268	$18,370,608
Per share	$0.79	$0.14	$0.15
Long-term capital gains distributions
Amount	$11,856,859	$3,429,705	$–
Per share	$7.21	$0.88	$–

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2023

NOTE 6 – LIBOR DISCONTINUATION RISK

The London Interbank Offered Rate (“LIBOR”) ceased to be available on June 30, 2023, with the exception of certain LIBOR settings being provided on a temporary, “synthetic” basis for use in legacy contracts for a period of 15 months to aid with the transition. Many financial instruments use or used a floating rate based on the LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. The full impact of transitioning to replacement rates remains unclear. As such, the impact of the transition away from LIBOR on the Bond Fund and the financial instruments in which the Bond Fund invests cannot yet be fully determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Bond Fund’s performance and/or net asset value. Furthermore, the risks associated with the discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner, i.e., prior to the end of the 15-month transition period.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the discontinuation of certain tenors of the London Interbank Offered Rate (LIBOR) and other LIBOR-based reference rates. The temporary relief provided by ASU 2020-04 was initially effective for certain reference rate-related contract modifications that occurred during the period from March 12, 2020 through December 31, 2022. The FASB subsequently issued an update deferring the sunset date of Topic 848 from December 31, 2022 to December 31, 2024. Management has determined that the impact of implementing ASU 2020-04 will not have a material effect on the Bond Fund.

NOTE 7 – UPCOMING REGULATORY CHANGES

In October 2022, the SEC adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. Essentially, the rule will require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. Separate shareholder reports will have to be prepared for each Fund and each share class of the Fund, and the Funds’ annual reports will need to include a brief description of material changes since the beginning of the reporting period. The amendments will also require the Funds to tag information in a structured data format and that more in-depth information be made available online and available for delivery free of charge to investors on request. The rule became effective January 24, 2023 with an 18-month transition period after the effective date.

FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.

		Year Ended November 30,
LARGECAP FUND	2023	2022	2021	2020	2019
Per share operating performance
Net asset value, beginning of period	$94.19	$105.38	$83.93	$74.93	$66.36
Income from investment operations
Net investment income	0.80	0.76	0.76	0.78	0.68
Net realized and unrealized gains (losses) on investments (a)	5.55	(6.70)	21.47	10.29	8.41
Total from investment operations	6.35	(5.94)	22.23	11.07	9.09
Less distributions
Distributions from net investment income	(0.76)	(0.76)	(0.78)	(0.60)	(0.52)
Distributions from net realized gains	(3.54)	(4.49)	–	(1.47)	–
Total distributions	(4.30)	(5.25)	(0.78)	(2.07)	(0.52)
Net asset value, end of period	$96.24	$94.19	$105.38	$83.93	$74.93
Total return	7.38%	(6.13% )	26.71%	15.08%	13.93%
Ratios and supplemental data
Net assets, end of period (millions)	$158.7	$157.4	$165.4	$141.1	$128.9
Ratios to average net assets:
Ratios of net expenses	0.99%	0.99%	0.99%	0.99%	1.03%
Ratio of expenses without reimbursement	1.17%	1.16%	1.15%	1.23%	1.23%
Ratio of net investment income	0.82%	0.79%	0.72%	1.09%	0.96%
Ratio of net investment income without reimbursement	0.64%	0.62%	0.56%	0.85%	0.76%
Portfolio turnover rate	30%	22%	12%	25%	24%
(a)	Net realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may or may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

		Year Ended November 30,
MIDCAP FUND	2023	2022	2021	2020	2019
Per share operating performance
Net asset value, beginning of period	$14.64	$17.07	$13.20	$12.29	$12.02
Income from investment operations
Net investment income	0.11	0.10	0.05	0.04	0.04
Net realized and unrealized gains (losses) on investments (a)	(0.27)	(0.93)	3.87	1.23	0.93
Total from investment operations	(0.16)	(0.83)	3.92	1.27	0.97
Less distributions
Distributions from net investment income	(0.10)	(0.04)	(0.05)	(0.04)	(0.03)
Distributions from net realized gains	(1.39)	(1.56)	–	(0.32)	(0.67)
Total distributions	(1.49)	(1.60)	(0.05)	(0.36)	(0.70)
Net asset value, end of period	$12.99	$14.64	$17.07	$13.20	$12.29
Total return	(0.47% )	(5.71% )	29.75%	10.56%	9.78%
Ratios and supplemental data
Net assets, end of period (millions)	$50.5	$54.9	$60.9	$50.6	$45.1
Ratios to average net assets:
Ratios of net expenses	1.15%	1.14%	1.14%	1.15%	1.15%
Ratio of expenses without reimbursement	1.41%	1.38%	1.35%	1.53%	1.53%
Ratio of net investment income	0.82%	0.68%	0.22%	0.42%	0.37%
Ratio of net investment income (loss) without reimbursement	0.56%	0.44%	0.01%	0.04%	(0.01% )
Portfolio turnover rate	36%	23%	19%	37%	34%
(a)	Net realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may or may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

		Year Ended November 30,
BOND FUND	2023	2022	2021	2020	2019
Per share operating performance
Net asset value, beginning of period	$9.90	$11.04	$10.73	$11.52	$11.38
Income from investment operations
Net investment income	0.57	0.37	0.42	0.52	0.40
Net realized and unrealized gains (losses) on investments (a)	(0.19)	(1.15)	0.36	(0.83)	0.13
Total from investment operations	0.38	(0.78)	0.78	(0.31)	0.53
Less distributions
Distributions from net investment income	(0.55)	(0.36)	(0.47)	(0.48)	(0.39)
Distributions from net realized gains	–	–	–	–	–
Total distributions	(0.55)	(0.36)	(0.47)	(0.48)	(0.39)
Net asset value, end of period	$9.73	$9.90	$11.04	$10.73	$11.52
Total return	4.02%	(7.17% )	7.43%	(2.60% )	4.70%
Ratios and supplemental data
Net assets, end of period (millions)	$1,223.3	$1,704.0	$2,582.0	$2,266.5	$3,788.6
Ratios to average net assets:
Ratios of expenses	0.75%	0.73%	0.71%	0.72%	0.71%
Ratio of net investment income	5.57%	3.36%	3.75%	4.27%	3.49%
Portfolio turnover rate	5%	6%	34%	38%	53%
(a)	Net realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may or may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Thompson IM Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thompson IM Funds, Inc., comprising Thompson LargeCap Fund, Thompson MidCap Fund, and Thompson Bond Fund (the “Funds”), as of November 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 26, 2024

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

DIRECTORS AND OFFICERS (Unaudited)

Information as of December 31, 2023

			Number of	Other
	Position(s) Held with		Thompson IM	Directorships
Name and	Thompson IM Funds, Inc.	Principal Occupation(s)	Funds Overseen	Held
Birth Date	and Length of Time Served (1)	During Past Five Years	by Director	by Director
Independent Directors
George E. Austin Birth date: 9/15/52	Chairman since 2021 Director since 2011	● President of AVA Civic Enterprises Inc. (consulting firm), since 2011 ● Director of W. Jerome Frautschi Foundation Inc. (private foundation), since 2012; President from 1998 to 2012 ● Director of the Home Savings Bank from 1998 to 2022 ● Director of Overture Development Corporation (support organization for Overture Center Foundation), since 2001; President from 2001 to 2009	3	None
Cornelia Boyle Birth date: 9/23/53	Director since 2015	● Currently retired ● Director of North Track Funds, Inc. (investment company) from 2003 to 2009 ● Trustee of Ziegler Exchange Traded Trust (investment company) from 2005 to 2009 ● Executive Vice President and Chief Operations Officer, AIG Sun America Retirement Markets, Inc. (distribution and marketing company for variable annuity and retirement products) from 2000 to 2003 ● Executive Vice President, Fidelity Investments from 1996 to 2000	3	None
Joyce Minor Birth date: 5/1/66	Director since 2019	● Professor of Economics, Macalester College, since 2008 ● Senior Vice President, Equity Research, Lehman Brothers (investment bank), 1996-2004 ● Vice President, Equity Research, Duff & Phelps (financial advisory and consultancy firm), 1994-1996	3	None

DIRECTORS AND OFFICERS (Unaudited) (Continued)

Information as of December 31, 2023

			Number of	Other
	Position(s) Held with		Thompson IM	Directorships
Name and	Thompson IM Funds, Inc.	Principal Occupation(s)	Funds Overseen	Held
Birth Date	and Length of Time Served(1)	During Past Five Years	by Director	by Director
Interested Directors and Officers
James T. Evans(2) Birth date: 6/6/75	Director since 2023 Vice President since 2009	● Chief Investment Officer of Thompson Investment Management, Inc. (“TIM”) since 2009 ● Portfolio Manager of TIM since 2008 ● A Chartered Financial Analyst	3	None
Jason L. Stephens(2) Birth date: 10/15/74	Director since 2011 Chief Executive Officer since 2015 President since 2020	● Chief Executive Officer of TIM since 2015 ● President of TIM since 2020 ● Corporate Secretary of TIM from 2004 to 2020 ● Portfolio Manager of TIM since 2007 ● A Chartered Financial Analyst	3	None
Penny M. Hubbard Birth date: 6/2/61	Vice President since 2022 Chief Financial Officer and Treasurer from 2005 to 2022	● Vice President of TIM since 2004 ● Corporate Secretary of TIM since 2020	N/A	N/A
Colleen Donnelly Birth date: 7/26/65	Chief Compliance Officer since 2022	● Chief Compliance Officer of TIM since 2022 ● Chief Financial Officer of TIM since 2004	N/A	N/A
James P. DiCristo Birth date: 7/24/70	Chief Financial Officer and Treasurer since 2022

● Associate Vice President of TIM since 2022

● Senior Mutual Fund Accounting Manager at TIM from 2021 to 2022

● Fund Administration Director at State of Wisconsin Investment Board from 2020 to November 2021

● Assistant Vice President – Operations and Accounting at Ivy Investment Management Co. from 2017 to 2020

			N/A	N/A
Lesley T. Bailey Birth date: 9/30/78	Vice President since 2021 Secretary since 2010	● Senior Manager – Fund Operations since 2021 ● Fund Accounting and Administration at TIM since 2004	N/A	N/A
Patsy J. Endres Birth date: 3/4/62	Assistant Vice President since 2021	● Fund Accounting and Administration at TIM since 2019	N/A	N/A

The address of each Director and officer as it relates to the Company’s business is 1255 Fourier Dr., Suite 200, Madison WI 53717.

(1) Officers of the Company serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Investment Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.

(2) James T. Evans and Jason L. Stephens are “interested persons” of the Company by virtue of their positions with the Company and TIM.

ADDITIONAL INFORMATION (Unaudited)

THOMPSON IM FUNDS, INC.

Investment Advisor
Thompson Investment Management, Inc.
1255 Fourier Drive, Suite 200
Madison, Wisconsin 53717

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Statement of Additional Information contains additional information about the directors and officers of Thompson IM Funds, Inc. and is available without charge, upon request, by calling 1-800-999-0887.

Proxy Voting Policy

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds actually voted proxies during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-999-0887, through the Funds’ website at www.thompsonim.com and on the SEC’s website at www.sec.gov.

Information About Portfolio Securities

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the Funds’ first and third quarters of its fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the Securities and Exchange Commission’s website at www.sec.gov. The Funds’ Forms N-PORT are also available without charge, upon request, by calling 1-800-999-0887.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “Act”) requires that the existing Investment Advisory Agreement (the “Agreement”) for Thompson IM Funds, Inc. (the “Funds”) be approved annually by a vote of a majority of the Board of Directors, including a majority of the Directors who are not parties to the Agreement or “interested persons” of the Funds as that term is defined in the Act (the “Independent Directors”).

At its in-person meeting on November 15, 2023, the Board of Directors of the Funds voted unanimously to renew the Agreement between the Funds and Thompson Investment Management, Inc. (the “Advisor”) for each of the LargeCap Fund, the MidCap Fund, and the Bond Fund (each of these series of the Funds is sometimes referred to as a “Fund” in this section). The approval of the Agreement included the approval of all of the Independent Directors.

The Board’s approval of the Agreement was based on its consideration and evaluation of a variety of factors, including: (1) the nature, extent, and quality of the services provided by the Advisor; (2) the performance of each of the Funds in comparison to its benchmark index and to a peer group of mutual funds; (3) the management fees and total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds and with respect to fees charged by the Advisor to other clients whose assets are managed under similar objectives and strategies; (4) the extent to which economies of scale may be realized as a Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders. The Board generally viewed these factors in their totality, with no single factor serving as the principal reason for determining whether to renew the Agreement and with individual Board members giving different weight to different factors in each case.

In connection with the approval process, both the Independent Directors as well as the full Board met separately in person on November 15, 2023, and the full Board met by telephone on November 8, 2023, to consider information relevant to the approval process. The Independent Directors and the full Board are referred to collectively as the “Board” in this section.

To facilitate evaluation of the Agreement, the Board worked with the Advisor and independent legal counsel to request, obtain, and review information prepared or compiled by the Advisor as well as an independent analysis of each Fund’s performance, expenses, and profitability prepared by Broadridge, a leading independent provider of data for independent directors of investment companies for purposes of their review of investment advisory agreements. Information reviewed included a memorandum from Fund counsel discussing the fiduciary duty of Directors under Section 15(c) of the Act; an executive summary and memorandum from Fund management providing its recommendation regarding the Agreement; the Advisor’s analysis of profitability of the Advisor through its relationship with the Funds, including under the Agreement as well as the profitability of related service contracts with the Advisor; a separate profitability comparison prepared by Broadridge; a detailed statistical report from Broadridge comparing each Fund’s respective performance and expenses with both a comparison “group” and a comparison “universe” and a report from Broadridge outlining its methodology in preparing that report; supplementary performance information as of the most recent calendar quarter for the Funds, including a comparison of each Fund’s performance to an applicable category of funds as determined by Morningstar, Inc., a ranking service widely recognized in the mutual fund industry; information regarding the composition of and fees charged for standardized investment products offered to separately managed account clients of the Advisor; the Advisor’s Form ADV, which, among other things, showed fees charged by the Advisor to manage the investments of other clients with objectives and programs similar to the Funds; the Agreement and other service agreements with the Advisor; and background information on the Funds’ portfolio managers and reports from the Funds’ Chief Compliance Officer. In addition, the Board had received and considered detailed information on the Funds’ investment performance and expenses as well as in-person reports from the Fund’s portfolio managers and reports from the Funds’ Chief Compliance Officer at each of its quarterly meetings during the year. Throughout the review and approval process, the Independent Directors were represented by independent legal counsel. The Board consulted with independent legal counsel and the Advisor throughout the review and approval process to evaluate the information provided, including the methodology employed by Broadridge in the reports produced for the Board, and to confirm that the content of the information produced as a result of its follow-up requests was satisfactory.

The Board considered the nature, extent, and quality of services provided by the Advisor, including services required to be provided under the Agreement, services required to be provided under other agreements with the Advisor and with affiliates of the Advisor, and additional services provided by the Advisor that were not required under any of those agreements. The Board considered the background and experience of the Funds’ portfolio managers, other advisory personnel, compliance personnel, and other support personnel. It noted that in addition to considering these factors at this meeting, it had also

ADDITIONAL INFORMATION (Unaudited) (Continued)

considered many of these factors during the course of its quarterly meetings over the past year as well as at its November 8 special meeting. The Board considered that, in addition to investment management and broker-selection services, the Advisor prepares compliance and other materials for each of the Board’s meetings; provides office space, equipment, information technology, and administrative services necessary for operation of the Funds; and performs regular compliance and risk-analysis functions for the Funds.

The Board believed that the nature, extent, and quality of services provided by the Advisor were comparable to those provided by advisors to comparable funds, and that such services were adequate for the Funds’ needs and were being performed by the Advisor in a competent and appropriate manner.

The Board reviewed the one-, two-, three-, four-, five- and ten-year investment performances of each Fund.

The Board observed that the LargeCap Fund had ranked in the bottom 40 percent of its Broadridge performance group and bottom 20 percent of its Broadridge performance universe over the one-year period. However, the Board noted that this followed a period of particularly good performance relative to its performance group and universe. Specifically, the Board noted that the Fund had ranked in the first quintile of both its performance group and performance universe for the three-year period, and also that the Fund had outperformed the Lipper Large-Cap Core Index, the performance group median, and its Morningstar category for the three- and five-year periods while also outperforming its benchmark for the three-year period. The Board also observed that the Fund was in the top 60 percent of its performance group and top 40 percent of its performance universe for the four-year period.

The Board observed that the MidCap Fund had ranked in the top 60 percent of its Broadridge performance group and the top 40 percent of its Broadridge performance universe over the one-year period. The Board also noted that while the Fund had ranked in the bottom quintile of both its performance group and performance universe over the two-year period, it ranked in the first quintile of both its performance group and performance universe over the three- and four-year periods. The Board also observed that the Fund had outperformed its benchmark, the Lipper Mid-Cap Core Index, the performance group median, and its Morningstar category for the three-year period. The Board also observed that the Fund was in the top 60 percent of its performance group over the five-year period and of its performance universe over the five- and ten-year periods.

The Board noted that the Bond Fund ranked in the bottom quintile of both its Broadridge performance group and Broadridge performance universe over the one-, four-, and five-year periods. However, the Board noted that the Fund ranked in the top 20 percent of both its performance group and performance universe over the three- and ten-year periods.

The Board determined that relative to the performances of comparable funds and to each Fund’s benchmark index, the performance of each Fund was within an acceptable range and was generally in line with its expectations in light of the strategies employed by the Advisor.

In reviewing the cost of services provided to the Funds and profits realized by the Advisor from these relationships, the Board compared information relating to the various management fees charged to separately managed accounts of the Advisor that have relatively analogous investment objectives as those of a Fund. Among the information reviewed by the Board was information relating to standardized investment products offered to separately managed account clients of the Advisor. The Board determined that these standardized products in most instances had investment objectives and styles that were sufficiently different from the investment objectives and styles of any of the Funds so as to make the comparison of limited utility. With respect to those standardized products available to separately managed account clients of the Advisor that the Board determined to be sufficiently similar in investment objective and strategy to a Fund to be relevant for comparative purposes, the Board determined that in light of the significantly different level of services and resources required for the management of these products and the Funds, the management fees charged by the Advisor with respect to each of the Funds were reasonable relative to the management fees charged by the Advisor with respect to the relevant standardized separately managed account product.

The Board noted that the Advisor continues to be sensitive to non-management expenses and was committed to controlling them to the extent possible for each Fund.

The information provided by Broadridge indicated that the actual management fees of the LargeCap Fund, after taking into account the waiver of a portion of those fees, were in the highest 20 percent of both the Fund’s Broadridge comparison group and comparison universe. The Board considered that the Advisor was proposing to continue the fee waiver for the Fund, capping the maximum total expense ratio that the Fund could incur at 0.99 percent, and the Board observed that

ADDITIONAL INFORMATION (Unaudited) (Continued)

after accounting for this fee waiver, the Fund was closer to the median of its comparison group from a total-expense-ratio perspective. The Board noted that the non-management expense ratio of the Fund was slightly below the median. After taking into account all of these considerations, the Board determined that the management fee and total expense ratio of the LargeCap Fund were reasonable.

The Board noted that the MidCap Fund’s actual management fees after taking into account the waiver of a portion thereof by the Advisor ranked in the highest 40 percent of both its comparison group and comparison universe. However, the Board observed that the Fund’s total expenses still ranked in the second and third quintiles of its comparison group and universe, respectively. The Board considered that the Advisor was proposing to continue the fee waiver for the Fund, capping the maximum total expense ratio that the Fund could incur at 1.15 percent. The Board also noted that the non-management expense ratio of the Fund was at the median for its expense group. After taking into account all of these considerations, the Board determined that the management fee and total expense ratio of the MidCap Fund were reasonable.

The Board noted that the Bond Fund’s contractual management fee was the highest of its Broadridge comparison group and that its actual management fee was also the highest of both its comparison group and comparison universe. The Board noted, however, that the Fund’s total expense ratio ranked in the middle quintile of both its Broadridge comparison group and comparison universe. The Board also noted that the non-management expense ratio of the Fund was just below the median. After taking into account all of these considerations, the Board determined that the management fee and total expense ratio of the Bond Fund were reasonable.

The Board reviewed each Fund’s contribution to the Advisor’s profitability. This review included consideration of the Advisor’s methodology for allocating expenses. The Board noted that the Advisor’s pre-tax profitability before accounting for marketing fees borne by the Advisor ranked below the median of firms included in the Broadridge analysis, while its profitability on a post-marketing basis ranked slightly above the median of firms included in the Broadridge analysis. The Board observed that all of the investment advisors for which profitability information was publicly available and that were included in the Broadridge comparison were publicly traded entities having materially different marketing strategies from that of the Advisor. The Board determined that the operating margins of the Advisor were reasonable and, after reviewing information provided by Broadridge and reviewing the Advisor’s own analysis, the Board concluded that the cost of services provided by the Advisor and its affiliates to each of the Funds and the profits realized with respect thereto were reasonable.

The Board also considered whether economies of scale might be realized as the Funds’ assets increase. It noted that the Agreement provides for a fee breakpoint at $50 million of assets. This breakpoint is equal to ten basis points for the LargeCap Fund and MidCap Fund and five basis points for the Bond Fund. The Board considered that an increase in assets could provide economies of scale in the Funds’ operations. However, it noted that the current level of assets of both the LargeCap Fund and the MidCap Fund presented no meaningful opportunity for such economies. Therefore the Board concluded that neither of these Funds was likely to realize material economies of scale until its assets grew significantly. The Board noted that assets in the Bond Fund had not reached a point where the Fund was realizing any material economies of scale and, based on an evaluation of bond funds’ contractual fees schedules, determined that the current expense ratio and fees tiers of the Fund are competitive with other fixed-income funds that are part of fund complexes having up to $10 billion in complex assets.

The Board considered additional benefits to the Advisor arising from the Agreement, such as that the Funds may enhance the Advisor’s reputation as an investment adviser, thereby helping the Advisor to attract other clients and investment personnel. The Board determined that benefits of the sort derived from the Agreement were consistent with the benefits received by other advisers to mutual funds.

Based primarily on these considerations, the Board renewed the Agreement with respect to each Fund.

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TP - ANNUAL

Item (b): No notice transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940 contained disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

As of the end of the period covered by this report on Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR) that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer. The Registrant’s Code of Ethics (as defined in Item 2(b) of Form N-CSR) and any amendments or waivers thereto are available on the Registrant’s website at www.thompsonim.com.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  Joyce Minor, a director of the Registrant since 2019, has been determined to be an audit committee financial expert and is “independent” within the meaning of Item 3(a)(2) of Form N-CSR.  Ms. Minor holds a Bachelor of Economics degree from Macalester College and a Master of Business Administration degree from Harvard University.  She currently serves as Karl Egge Professor of Economics at Macalester College, where she has taught courses on securities analysis, investment banking, and applied economics.  Ms. Minor has experience working in the investment banking industry in roles as senior vice president and equity research analyst. She has extensive professional experience relating to financial statement analysis, capital structure considerations, and equity valuations.

Item 4. Principal Accountant Fees and Services.

The following table sets forth information as to the fees billed to the Registrant for each of the last two fiscal years for audit-related, tax and other services and products provided by Cohen & Company, Ltd., the Registrant’s principal accountant.

	Fiscal Year Ended November 30,
	2022	2023
Audit Fees(1)	$49,500.00	$53,650.00
Audit-Related Fees(2)	$ 0.00	$ 0.00
Tax Fees(3)	$ 9,000.00	$ 9,000.00
All Other Fees(4)	$ 0.00	$ 0.00
TOTAL	$58,500.00	$62,810.00

(1)	This category relates to professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

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(2)	This category relates to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.
(3)	This category relates to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. For 2022 and 2023, the tax services provided by the Registrant’s principal accountant specifically related to the preparation of the Registrant’s federal and state income and excise tax returns and a review of the Registrant’s distributions of capital gains and dividend and interest income.
(4)	This category relates to products and services provided by the principal accountant other than those reported under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

Cohen & Company, Ltd. did not bill any amounts over the last two fiscal years for services or products provided to Thompson Investment Management, Inc., the Registrant's investment advisor, or any entity controlling, controlled by or under common control with such advisor that provides ongoing services for the Registrant.

The audit committee of the Registrant’s Board of Directors has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant.

No services described in paragraphs (b)-(d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Investments.

The required Schedules of Investments in securities of unaffiliated issuers is included as part of the Registrant’s Annual Report to Shareholders dated as of November 30, 2023 provided under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to this Registrant because it is not a closed-end management investment company.

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Item 10. Submission of Matters to a Vote of Securities Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11. Controls and Procedures.

(a)	Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.
(b)	Change in Internal Controls Over Financial Reporting. There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 13. Exhibits.

The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit
12(a)(1)	The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on January 28, 2005, and is incorporated herein by reference [https://www.sec.gov/Archives/edgar/data/795264/000095013705000822/c91354exv99w12xayx1y.htm]
12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

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Exhibit No.	Description of Exhibit
12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002
12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 1st day of February 2024.

THOMPSON IM FUNDS, INC.

By:	/s/ Jason L. Stephens
Jason L. Stephens, Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 1st day of February 2024.

By:	/s/ Jason L. Stephens
Jason L. Stephens, Chief Executive
Officer (Principal Executive Officer)
By:	/s/ James P. DiCristo
James P. DiCristo, Chief Financial
Officer (Principal Financial Officer)

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